                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-21046

                               VAN ECK FUNDS, INC.
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2005

Date of reporting period: DECEMBER 31, 2005

Item 1. Report to Shareholders.

Van Eck Global

ANNUAL REPORT

December 31, 2005

VAN ECK FUNDS	VAN ECK FUNDS, INC.

Emerging Markets Fund	Mid Cap Value Fund

Global Hard Assets Fund

International Investors Gold Fund

GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment team members are as of December 31, 2005 and are subject to change.

Emerging Markets Fund

Dear Shareholder:

We are pleased to report that the Class A shares of the Van Eck Emerging Markets Fund had a total return of 29.77% for the twelve months ended December 31, 2005. In comparison, emerging markets in general returned 34.54% in 2005 as measured by the benchmark Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index(1). The Fund lagged the Index due primarily to being overweight in Asia and its emphasis on smaller companies, which underperformed the large-capitalization companies. Over the longer three-year* period, the Fund outpaced the Index returning 39.61% versus 38.35% on an average annual total return basis.

Market and Economic Review

2005 was yet another strong year of absolute and relative performance by the emerging markets asset class. This was the fifth consecutive year in which emerging markets equities outperformed the broad U.S. equity market. The impressive gains in 2005 came despite some substantial headwinds, including soaring oil prices, inflation fears, rising interest rates and geopolitical issues. For many, the lack of balance in the global economy—with the American consumer and a frothy Chinese economy as the key drivers—was a grave concern. As the year progressed, however, most of these worries proved to be exaggerated. In fact, emerging markets remained resilient throughout the period, particularly during the final two quarters. Investor appetite for risk was strong in 2005, and it was a record year for foreign stock purchases by American investors. Cash flows into emerging market equities were exceptional, as the impressive emerging market story gained ground with a wider audience.

Of course, the emergence of China and India remains one of the big economic stories of the new millennium. The growth of these countries, as well as other heavyweights such as Russia, South Africa and Brazil, has helped boost the fortunes of many smaller emerging markets. Despite predictions to the contrary, China’s economy remained strong in 2005—even after certain administrative measures were put in place to cool down some of the frothier aspects of the investment boom. A modest appreciation of the Chinese currency appears to have had no significant impact in the short term.

With China’s expansion, its thirst for oil and other commodities has increased exponentially. Record oil prices boosted economies of oil-exporting nations such as Russia, which was one of last year’s top performers. Other countries, including Brazil and Chile, were also greatly buoyed by climbing commodity prices. For Asia, tentative signs of better days ahead for the Japanese economy have helped alleviate fears of a housing-related downturn in American consumer demand.

In terms of the three major geographical regions, Latin American markets led the world with a gain of 48.3% in U.S. dollar terms, followed by the EMEA markets (Eastern Europe, Middle East and Africa), which increased 34.9%, and emerging Asian markets which gained 26.3%.

Fund Review

Having confidence in our stock selection process, the Fund continues its strategy of holding a portfolio that is more concentrated than the average global emerging markets mutual fund. The Fund’s five largest allocations at the end of 2005 were South Korea, South Africa, Hong Kong/China, Taiwan and Brazil (representing 23.5%, 10.9%, 10.8%, 10.6%, and 9.0% of Fund net assets, respectively, as of December 31, 2005). Of these, South Korea proved to be the best performer, climbing 59.0% in U.S. dollar terms, as measured by the KOSPI Index.(2)

Throughout 2005, we continued to favor Asia over Latin America, Emerging Europe, Middle East and Africa, in terms of regional weightings. The Fund was overweight Asian stocks relative to the MSCI EMF Index and, generally speaking, this region was the laggard of the three major geographical categories, despite offering, in our view, the best value. Also, the Fund has had a higher weighting in small- to mid-cap companies, which underperformed

*

Though the Fund was in existence longer than three years, it operated with a substantially different investment strategy prior to December 18, 2002 and invested primarily in global large-cap growth companies (i.e., it was not a diversified emerging markets fund).

Emerging Markets Fund

larger-capitalization stocks in 2005. At the same time, value stocks outperformed growth stocks. We believe that these trends were largely a function of the large inflows into the emerging market asset class. Cash flows into dedicated Latin American and EMEA funds as a percentage of the underlying assets under management were far higher than flows into Asian funds. In addition, money from large international and global funds, as well as hedge funds, sought the greater liquidity offered by larger-capitalization stocks.

The solid showing of South Korean equities helped the Fund’s overall performance in 2005. The South Korean economy enjoyed an increase in consumer confidence, which had been subdued for quite some time. This was somewhat surprising given the high price of oil, on which South Korea is nearly totally reliant on importing. One of the larger holdings in the Fund, Samsung Electronics (6.1% of Fund net assets as of December 31) continued to gain market share both in developed and developing countries. It is becoming a distinct leader in most of the businesses it operates—semiconductors, TFT-LCD flat panel monitors, mobile handsets and televisions. The Fund also benefited from its holding in Taewoong (1.6% of Fund net assets at yearend). Taewoong’s business, which is heavy engineering, experienced strong order flows from, among others, the shipbuilding industry. At this writing, South Korean equities still represent value in an emerging market context.

Elsewhere in Asia, Taiwan accounted for 10.6% of net assets. However, Taiwanese stocks did not perform well in a relative sense, returning just 10.4% in local currency terms, as measured by the Taiwan Weighted Price Index. Technology demand was strong and politics took a turn for the better as the KMT Party (Taiwan-based Chinese Kuomintang Party), which is perceived to be more “China friendly”, did well in local elections at the end of 2005. Foreign investors remain generally underweighted in this market, despite substantial net buying.

The Hong Kong/China equity market performed poorly in 2005. The Hang Seng Index rose 8.7% in U.S. dollar terms and 8.4% in local currency terms. Stocks that trade in Hong Kong, whether they are Chinese “H” shares or regular Hong Kong shares, tend to be influenced by two major factors: China and the direction of interest rates. China’s economy suffered from fears of harsh administrative measures to cool down the economy. In the end, such measures induced only a modest slowdown. Hong Kong interest rates rose for the year given that they are tied to the direction of U.S. interest rates. The Fund’s position in China’s Chen Hsong Holdings (0.8% of Fund net assets at yearend) underperformed, remaining flat on the year at +0.90%. The world’s largest plastic-injection molding machine producer found it difficult to grow sales in 2005 as huge fluctuations in the price of oil continued to hamper the operations of Chen Hsong’s customers. Oil at a high price tends to delay capital investment decisions, thereby adversely affecting demand for Chen Hsong’s products. On the other hand, Hong Kong’s oil exploration and production company CNOOC (1.0% of Fund net assets at yearend) fared well for obvious reasons.

In contrast to their middling performance in 2004, Indian stocks (2.7% of Fund net assets as of December 31) had a banner year in 2005. The Sensex gained 39.5% in U.S. dollar terms and 44.6% in local currency terms. Although India has what many consider to be among the best-run companies in the emerging markets universe, we think that equity valuations are not compelling. Throughout the year, the Fund was underweight Indian equities, which now trade at a substantial premium to their Asian peers.

Turning to Latin America, Brazilian stocks did well. Lower levels of risk aversion and higher commodity prices outweighed high domestic interest rates to propel the Bovespa Stock Index up 45.9% in U.S. dollar terms for the year. Brazil’s national oil company, Petróleo Brasileiro, was the Fund’s largest Brazilian holding at the end of the year (4.2% of Fund net assets as of December 31) and benefited from the spike in crude oil prices in 2005. A good example of a company that is benefiting from a number of the themes in emerging markets is Brazil’s Caemi Mineracao e Metalurgia (2.2% of Fund net assets at yearend). It is the world’s fourth-largest exporter of iron ore and has been helped

Emerging Markets Fund

enormously from record-high iron ore production and prices. The key driver of incremental iron-ore demand is the proliferation of steel mills in China. Trading in Caemi, once considered a small, rather illiquid name, has improved enormously as the stock has attracted the attention of a wider group of investors.

While South African equities were also buoyed by high commodity prices, strong domestic consumption had a more significant impact. Domestic-oriented South African stocks had an excellent year, with no significant change to the government’s growth-oriented policies. Equities rose 32.1% in U.S. dollar terms and 47.8% in local terms, as measured by the South Africa Johannesburg All Share Index. The South African currency, the rand, retreated modestly from the strength that we saw at the beginning of the year. The Fund’s performance, however, was adversely affected by stock selection in South Africa. African Bank Investments (1.6% of Fund net assets at yearend), the South African bank holding company, which was a strong performer in 2004, underperformed in 2005.

* * *

We are confident that many positive, fundamental changes have occurred in recent years within the emerging markets universe that have made the asset class healthier and stronger. Indeed, emerging economies came through what many expected to be a challenging year with high marks. Emerging markets equities, in our opinion, can be an excellent way to position a portfolio for a peaking interest rate cycle. It does get tougher to find undiscovered gems as emerging markets become more mainstream, but, as we enter 2006, we will continue our strategy of trying to find value, and to identify those pockets of potential in what we see as one of the most exciting investment arenas.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are less liquid and more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk because of political and economic uncertainty, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your participation in the Van Eck Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

January 31, 2006

Emerging Markets Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

(1)

The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. “Free” indicates that the Index includes only those securities available to foreign (e.g. U.S.) investors.

(2)

All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices. For example, the South Korean market is measured by the Korean Composite Index (KOSPI).

PERFORMANCE RECORD AS OF 12/31/05 (unaudited)

Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge

A shares—

1 year	22.27%	29.77%

5 year	6.91%	8.19%

10 year	8.47%	9.11%

Life (since 12/20/93)	7.91%	8.44%

C shares—

1 Year	28.77%	29.77%

Life (since 10/3/03)	28.50%	28.50%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75% C Shares: 1.00% redemption charge, first year

Emerging Markets Fund

Geographical Weightings*
as of December 31, 2005
(unaudited)

Sector Breakdown* as of December 31, 2005 (unaudited)
Industrial	17.1%
Technology	15.0%
Financial	12.7%
Consumer—Cyclical	12.0%
Basic Materials	8.3%
Energy	8.1%
Consumer—Non-Cyclical	6.0%
Industrial—Transportion	4.6%
Diversified	4.4%
Communications	4.1%
Industrial—Metal Processors	4.0%
Cash/Equivalents plus Other
Assets Less Liabilities	3.7%

*	Percentage of net assets. Portfolio is subject to change.

Emerging Markets Fund Top Ten Holdings as of December 31, 2005* (unaudited)

Samsung Electronics Co., Ltd.
(South Korea, 6.1%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment, such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

Kingboard Chemical Holdings Ltd.
(Hong Kong, 4.3%)

Kingboard Chemical Holdings, through its subsidiaries, manufactures laminates, copper foil, glass fabric, glass yarn, bleached kraft paper, printed circuit boards and chemicals.

Petróleo Brasileiro S.A. (Petróbras)
(Brazil, 4.2%)

Petróbras explores for, produces, refines, transports, and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

SFA Engineering Corp.
(South Korea, 3.8%)

SFA Engineering manufactures factory automation and logistics systems. The company’s products include manufacturing systems used for producing a picture tube as well as stacker cranes, sorter, conveyor and loader systems for automated distribution systems.

FirstRand Ltd.
(South Africa, 3.6%)

FirstRand provides diverse financial services in the areas of retail, corporate, investment and merchant banking, life insurance, employee benefits, health insurance and asset and property management. The banking and insurance activities of the group are consolidated in the wholly owned subsidiaries FirstRand Bank Holdings Limited and Momentum Group Limited.

Kookmin Bank
(South Korea, 3.5%)

Kookmin Bank provides various commercial banking services, such as deposits, credit cards, trust funds, foreign exchange transactions and corporate finance. The bank also offers Internet banking services.

Advantech Co., Ltd.
(Taiwan, 3.0%)

Advantech manufactures and markets embedded personal computers, network computing products, industrial automation products and panel PCs.

PT Berlian Laju Tanker Tbk
(Indonesia, 2.9%)

Berlian Laju Tanker provides integrated sea transportation services, specializing in bulk liquid cargoes such as crude oil, fuel oil, liquefied chemicals, liquefied petroleum gas, vegetable oil, molasses, and liquefied asphalt. The company also operates, charters, and manages ships as well as acts as an agency for shipping companies.

LUKOIL
(Russia, 2.5%)

LUKOIL explores for, produces, refines, transports, and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels, and other petroleum products. LUKOIL operates refineries, and gasoline filling stations in Russia and the United States. The company transports oil through pipelines and petroleum products with its fleet of ships.

Inversiones y Representaciones S.A.
(Argentina, 2.5%)

Inversiones y Representaciones invests in real estate in Argentina. The company’s portfolio consists of commercial buildings, shopping centers, office space, residential properties and hotels.

*	Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

Emerging Markets Fund Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005- December 31, 2005

Class A	Actual	$1,000.00	$1,222.70	$11.04
	Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

Class C	Actual	$1,000.00	$1,223.20	$10.14
	Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2005) of 1.97% on Class A shares and 1.81% on Class C shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

Emerging Markets Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in the Van Eck Emerging Markets Fund made ten years ago (Class A) and at inception (Class C) with a similar investment in the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Van Eck Emerging Markets Fund (Class A)
vs. MSCI Emerging Markets Free Index

Average Annual Total Return 12/31/05	1 Year	5 Year	10 Year

VE Emerging Markets Fund-A
(w/o sales charge)	29.77%	8.19%	9.11%

VE Emerging Markets Fund-A
(with sales charge)[2]	22.27%	6.91%	8.47%

MSCI Emerging Markets Free Index	34.54%	19.41%	6.98%

Van Eck Emerging Markets Fund (Class C)
vs. MSCI Emerging Markets Free Index

Average Annual Total Return 12/31/05	1 Year	Since Inception[1]

VE Emerging Markets Fund-C (w/o sales charge)	29.77%	28.50%

VE Emerging Markets Fund-C (with sales charge)[3]	28.77%	28.50%

MSCI Emerging Markets Free Index	34.54%	35.93%

1

Inception date for the Van Eck Emerging Markets Fund was 12/20/93 (Class A) and 10/3/03 (Class C). Index returns for the Class C performance comparison are calculated as of nearest month end (9/30/03).

2	The maximum sales charge is 5.75%.

3	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. “Free” indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

Global Hard Assets Fund

Dear Shareholder:

We are pleased to report that 2005 was another outstanding year for the Van Eck Global Hard Assets Fund. The Class A shares of the Fund returned 48.72% for the twelve months ended December 31, 2005, marking its best year since its inception in 1994. The Fund solidly outperformed the benchmark Goldman Sachs Natural Resources (GSR) Index(1), which rose 34.44% for the year. Notably, it also outpaced the CRB Index(2) (+16.88%), which measures the performance of underlying commodities markets. The Fund demonstrated, once again, that it can offer strong relative performance with limited correlation to traditional financial markets, given the 4.91% return posted by the domestic U.S. equity market as measured by the Standard & Poor’s (S&P) 500 Index(3).

All told, this has been an incredible bull market for hard asset securities, with 2005 marking the sixth consecutive calendar year in which these investments have outperformed traditional equities. From a macro-economic perspective, higher worldwide demand, insufficient capacity and geopolitical factors have all helped spur this historic rally. This recent strength has highlighted hard assets’ role as an important asset class and, hence, a vital component of a globally diversified investment portfolio.

The Fund invests in hard assets through equities and other commodity-linked instruments. The Fund has the ability to diversify its holdings among several hard assets sectors as well as in different countries around the globe. This investment style, in our view, offers a diversified approach to natural resource investing and can potentially limit volatility when compared to funds that invest in only one sector. Of note, the Fund’s Sharpe ratio* was 1.96 as of December 31. This ratio is calculated using standard deviation** (a measure of volatility) and excess return to determine reward per unit of risk, using the Fund’s trailing 36-month returns. Generally speaking, the higher a portfolio’s Sharpe ratio, the better its historical risk-adjusted performance. As a comparison, Morningstar’s natural resources peer group (which includes sector-specific funds) had a Sharpe ratio of 1.51 for the same time period. We believe this underscores the importance of taking a diversified approach to hard assets investing.

Market and Economic Review

In 2005, strong global economic growth continued to fuel demand for raw materials, particularly energy and both industrial and precious metals. Overall, commodities, including agricultural goods, gained 16.88% for the year as measured by the CRB Index, while commodity-related equities fared even better, with a 34.44% return, as measured by the GSR Index.

Another year of booming global demand, coupled with insufficient capacity to supply that demand, drove up prices for many natural resources. This ongoing supply-demand imbalance helped to counteract the headwind of a strengthening U.S. dollar. Commodity-price gains were particularly dramatic in the second half of the year. Energy prices surged to all-time highs as crude oil topped $70 a barrel in late August following the disruptions caused by Hurricane Katrina. In December, natural gas peaked at $15.38 per million British thermal units, gold reached a 25-year high of $528.00 an ounce, and copper climbed to a record-setting $2.28 per pound. High demand for these and other natural resources continued to come predominantly from the U.S. and Asia as well as several developing countries.

China’s exceptional growth (GDP estimates are 9%-10% for 2005) is a critical factor in the recent strong performance of hard assets. China’s tremendous appetite for raw materials, along with growing need from other developing countries, such as India, has helped propel this millennium’s rally.

Energy

Notable news in the first half of 2005 included China’s $18.5 billion bid by state-run firm CNOOC

*

Three year figure as of 12/31/05. According to Morningstar, a third-party mutual fund rating company, a Sharpe ratio of over 1.0 is “pretty good” and a ratio over 2.0 is “outstanding.” This metric was developed by Professor William Sharpe, one of three economists who received the Nobel Prize in Economics in 1990 for their contributions to what is now called “Modern Portfolio Theory”.

**	Standard deviation is a statistical measure that indicates how a fund’s total returns have varied over time (technically, it is a measure of the dispersion of a set of data from its mean).

Global Hard Assets Fund

(0% of Fund net assets as of December 31) to buy out American petrochemical company Unocal (0% of Fund net assets at yearend). Although ultimately thwarted by Congress, this takeover attempt underscored China’s increasing role in controlling the world’s raw materials. Based on crude oil consumption, China has surpassed Japan as the world’s second biggest importer after the U.S. The price of oil rose to $60 a barrel toward the end of June, overcoming earlier setbacks in the year caused by building inventories, a strengthening U.S. dollar, and hedge fund selling of energy shares. Over the summer, energy shares continued to post gains on the back of strong earnings reports, particularly within the oil services space.

August and September were noteworthy months given the devastation wrought by Hurricanes Katrina and Rita on the Gulf Coast. Ten percent of U.S. refining capacity was forced to suspend operations, and a substantial amount of U.S. oil and natural gas production was disrupted. As a result, unleaded gas futures and natural gas futures climbed significantly, while crude oil set a $70-a-barrel high mark. Energy shares were hurt by October’s sell-off, as investors started to price in a slowdown in demand as a result of higher prices. However, most energy stocks rebounded in the final two months of the year, even with unseasonably warm weather in the Northeast pushing down crude oil prices.

Industrial Metals

While industrial metals somewhat disappointed in the first half, the final six months of the year resulted in substantial gains. Copper led the group, gaining 45.4% for the year. Palladium, a component of the emissions-reducing catalytic converters in cars, was also a big winner in 2005 rising more than 40%. Steel, which faced a flood of excess supply early in the year, managed to improve noticeably toward yearend. Positive contributors included improved earnings outlooks from steel companies, lower Chinese exports and reduced inventories in North America. For the full year, the world’s steel sector rose nearly 30%. Other industrial metals, including zinc, lead, and tin, also enjoyed sizable gains, given China’s increasing demand for consumer electronics. November was a particularly strong month for base metals, driven by global growth expectations, positive supply news, and speculation of a large short squeeze in China.

Precious Metals

Despite a difficult first half, a strong advance in the second half of the year helped gold prices surge above levels not seen since 1981 in U.S. dollar terms. The first half was marred by U.S. dollar strength and seasonal weakness in demand. A turning point came at mid-year, when French voters rejected a referendum for the European Union (EU) constitution in June (a second rejection followed from the Netherlands). This dampened confidence in the euro, which was further damaged by the inability of EU officials to reach a consensus on the upcoming EU budget. At the same time, the U.S. dollar suffered from the weight of surging U.S. trade and budget deficits. In response, a global movement to gold as a sound money alternative seemed to take hold, boosting both the price of bullion and gold shares. Gold also gained in attractiveness in the second half given increasing concerns of an overheating U.S. economy, rising inflation and higher oil prices. In addition, robust economies in key gold-consuming nations, including India, China, Turkey and the U.S., resulted in increased demand for gold jewelry.

For the year, gold prices gained $78.55 or 17.92% to finish at $517.00 an ounce, a surprising finish given the strength of the U.S. dollar. Even stronger gains were experienced in other currencies, including Swiss francs, euros and Japanese yen, with gold prices gaining as much as 35%. The buoyant market enabled gold shares to end the year with strong double-digit gains. The AMEX Gold Miners (GDM) Index(4) rose 29.08% for the year, and the Financial Times (FTSE) Gold Mines Index(5) advanced 27.83%. Gold-mining company profits were negatively impacted, however, by the rising costs of fuel, steel, equipment and labor. Toward the end of the year, these cost pressures abated somewhat as the gold price in many foreign currencies moved higher and gold moved through $500. In fact, the rise in gold prices in the second half actually outpaced the price increases of energy and other commodities.

Global Hard Assets Fund

Real Estate

With the broader stock market’s lackluster showing for most of the year, investors continued to embrace real estate investments in 2005. Japanese real estate stocks led for the period, followed by European and then North American stocks, with U.S. stocks outpacing Canadian companies. Lured by strong relative performance and attractive dividend yields, net flows into the sector were strong for the year. REITs (real estate investment trusts) gained 12.13%, as measured by the Morgan Stanley Capital International (MSCI) US REIT Index(6), and 14.78% as reflected by the broader Citigroup World Property Index(7). The year was not without its challenges, marked by a monthly zigzag of ups and downs that ultimately proved positive. Investor sentiment suffered early in the year, as many feared the sector was overvalued after a long period of outperformance. Rising interest rates also heightened concerns intermittently throughout the year. On a positive note, strong earnings reports and somewhat lessened inflation fears helped boost results later in the period. Investors bid up higher quality REITs, those with high earnings multiples and low dividend yields.

Forest Products and Paper

It was a very disappointing year for forest products and paper companies in 2005 as both groups ended the year in negative territory. The world’s forestry sector declined 5.04% and paper was off 14.84% (as measured by Dow Jones Global Indexes-Industry Groups)(8). Earnings reports were disappointing for much of 2005, and the outlook for most paper grades continued to deteriorate. The rising costs of chemicals, energy and wood chips continued to squeeze profit margins while operating rates remained low and demand remained tepid. One bright spot came in the first half, with the price of the timberland sector escalating as endowments and pensions sought out uncorrelated asset classes.

Fund Review

Throughout 2005, we concentrated the Fund’s assets in the energy complex. The Fund’s allocation in energy climbed to 62.3% at December 31, 2005, up from 53.7% at the end of 2004, as a result of share price appreciation of existing holdings and additional purchases. This sector was the biggest contributor to the Fund’s strong performance in 2005. In the early part of the year, we were able to identify attractive value opportunities among energy stocks, given our view that valuations were not fully discounting what the “crude forward curve”† on the commodity side was suggesting for long-term prices. Throughout the year, the Fund strove to obtain exposure to companies involved in discovering major emerging oil and gas resources, given our view on the maturity of the North American market. Significant low-risk resource plays have evolved in areas of Wyoming and Texas, and shares of companies participating in these plays have shown strong outperformance.

Among the Fund’s larger holdings, standout energy holdings in 2005 included Houston, Texas-based Southwestern Energy (4.0% of Fund net assets as of December 31). Southwestern Energy, an exploration and production company primarily focused on natural gas, is in the process of potentially uncovering a significant resource in Arkansas. At this writing, the Fund continues to hold a meaningful stake in the company. Valero Energy (1.6% of Fund net assets at yearend) was also a strong performer for the year, with a standout one-month rise of 28% in August. Todco (1.7% of Fund net assets at yearend), an oil and gas drilling contractor, started off slowly, but posted impressive results in the second half and for the full year. McDermott International (0.9% of Fund net assets at yearend) also provided solid returns for the year. Finally, among the Fund’s largest holdings, GlobalSantaFe, Halliburton, and BJ Services (2.9%, 3.1% and 4.4% of Fund net assets, respectively, at yearend) all exceeded expectations for the year.

The Fund’s allocation to industrial metals increased from 8.5% at the end of 2004 to 13.5% as of December 31, 2005. While the first half was somewhat disappointing for industrial metals, we maintained a strong outlook for nickel, aluminum, zinc and iron ore. For most of the year, we concentrated the Fund’s industrial metals exposure in nickel, aluminum and iron ore stocks, as well as exposure to the commodity in the case of zinc.

†

The “crude forward curve” describes the anticipated value of the future spot price of oil compared to the current price and is influenced, among other factors, by current price and inventory levels, transportation and storage costs and supply/demand balances.

Global Hard Assets Fund

These holdings included companies such as Companhia Vale do Rio Doce (2.4% of Fund net assets at yearend), Inco (1.3% of Fund net assets at yearend) and Teck Cominco (1.0% of Fund net assets at yearend). In the first half, we underestimated copper, believing that perhaps it had reached a peak. Copper proved us wrong and rallied strongly in the final two quarters. However, the Fund did benefit through the acquisition of BHP Billiton (3.2% of Fund net assets at yearend).

Precious metals holdings began the year at 13.3% of Fund net assets and ended 2005 with an allocation of 11.3%. We maintained a bullish longer-term view on gold throughout the year. Most of gold’s glittering rise in 2005 came in the second half. Notable gains were posted among the Fund’s gold holdings, such as Randgold Resources (the African mining group), Gold Fields (the South African gold producer), Newcrest Mining (an Australian gold-mining, exploration and production company), and Placer Dome, which saw its share price rise dramatically after the late October announcement of a takeover bid from fellow Canadian gold-mining leader Barrick Gold. (Randgold represented 1.5%, Gold Fields 1.6%, Newcrest 1.9%, and Placer Dome 1.8% of Fund net assets as of December 31).

The Fund’s exposure to real estate declined over the course of the year, falling from 5.0% at yearend 2004 to 2.0% at December 31, 2005. Given real estate’s deteriorating valuations and the attractiveness of other hard asset sectors, we felt it prudent to focus the Fund’s capital elsewhere in our universe. With that said, the Fund remains committed to real estate equities as a tool in managing portfolio stability and risk management, as the correlation of REITs to other commodity universes is relatively low. The primary focus of the Fund’s real estate investments in 2005 was the North American real estate markets. These included both the hotel sector and the apartment sector.

We reduced our exposure to the forest products and paper sector over the course of the year, from 7.2% at yearend 2004 to 4.2% as of December 31 (not surprising given the lackluster results of this sector). As mentioned above, timberland was a bright spot earlier in the year and, in September, paper shares showed some strength. Also, attractive valuations provided some decent buying opportunities in 2005, especially among Canadian companies. However, for most of the year, the Fund’s holdings posted mixed results and, generally speaking, detracted from the Fund’s relative performance.

* * *

The Van Eck Global Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. As we enter 2006, we are heartened by the positive prospects for hard assets. Demand continues apace, with commodity demand from developing economies (like China’s) growing at a faster rate than overall demand. Several phenomena unique to the developing world are contributing to this acceleration in demand. For example, an increasing proportion of the world’s labor-intensive manufacturing activity has moved to these countries. Population growth and incomes are rising faster in the developing world than elsewhere, and consumer demand for resource-intensive products such as automobiles continues to grow. That said, we remain committed to the asset class and maintain a positive view of the conditions supporting hard asset investments.

The Fund is subject to risks associated with its investments in real estate, precious metals, natural resources and other hard assets. It can be significantly affected by events relating to these industries including international political and economic developments, inflation and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of trends of industrialized companies. The Fund is also subject to non-diversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks including those related to adverse political and economic developments unique to a country or a region and currency fluctuations or controls. Since the Fund may invest in foreign securities, there is a risk that the value of those securities may be affected by the possibility of arbitrary action by foreign governments including the forced sale of

Global Hard Assets Fund

property without adequate compensation or the imposition of prohibitive taxes. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Derek S. van Eck	Charles T. Cameron	Joseph M. Foster	Samuel R. Halpert
Investment Team Member	Investment Team Member	Investment Team Member	Investment Team Member

Gregory F. Krenzer Investment Team Member	Charl P. deM. Malan Investment Team Member	Shawn Reynolds Investment Team Member

January 23, 2006

Global Hard Assets Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

(1)

The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(2)	The CRB/Reuters Futures Prices (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

(3)

The S&P (Standard & Poor’s) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

(4)

The AMEX Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index is calculated and maintained by the American Stock Exchange (AMEX). Van Eck Associates Corporation has an exclusive license with the AMEX for exchange traded funds, and a revenue sharing agreement with the AMEX for derivative products based on the GDM. AMEX is the owner of, and maintains, the GDM.

(5)	The Financial Times (FTSE) Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

(6)

On June 20, 2005, the official name of the Morgan Stanley REIT Index was changed to the MSCI US REIT Index. The Index will continue to be calculated with dividends reinvested on a daily basis. The Index is a total return index of the most actively traded REITs, and is designed to be a measure of real estate equity performance.

(7)

The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

(8)

The Dow Jones Global Indices Forest Products Sub Group is comprised of producers of wood and lumber in their raw forms. The Paper Products Sub Group is comprised of manufacturers of paper products, both raw and finished.

Global Hard Assets Fund

PERFORMANCE RECORD AS OF 12/31/05 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—

1 year	40.19%	48.72%

5 year	19.08%	20.51%

10 year	13.12%	13.79%

Life (since 11/2/94)	13.41%	14.02%

C shares—

1 year	46.94%	47.94%

5 year	19.64%	19.64%

10 year	13.07%	13.07%

Life (since 11/2/94)	13.44%	13.44%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75% C Shares: 1.00% redemption charge, first year

Global Hard Assets Fund

Geographical Weightings*
as of December 31, 2005
(unaudited)

Sector Breakdown* as of December 31, 2005 (unaudited)
Energy	62.3%
Industrial Metals	13.5%
Precious Metals	11.3%
Forest Products and Paper	4.2%
Agriculture	2.5%
Real Estate	2.0%
Basic Industry	1.3%
Cash/Equivalents plus Other
Assets Less Liabilities	2.9%

*	Percentage of net assets. Portfolio is subject to change.

Global Hard Assets Fund Top Ten Holdings as of December 31, 2005* (unaudited)

BJ Services Co.
(U.S., 4.4%)

BJ Services provides pressure pumping and other oilfield services for the petroleum industry. The company’s pressure pumping services consist of cementing and stimulation services used in the completion of new oil and natural gas wells, and in remedial work on existing wells, both onshore and offshore. Other services include product and equipment sales and inspection.

Southwestern Energy Co.
(U.S., 4.0%)

Southwestern Energy is an integrated energy company primarily focused on natural gas. The company explores for and produces natural gas and crude oil. Southwestern Energy also conducts operations in natural gas gathering, transmission and marketing as well as natural gas distribution.

Talisman Energy, Inc.
(Canada, 3.3%)

Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

BHP Billiton PLC
(Australia, 3.2%)

BHP Billiton is an international resources company. The company’s principal business lines are mineral exploration and production, including coal, iron ore, gold, titanium, ferroalloys, nickel and copper concentrate, as well as petroleum exploration, production, and refining.

Delta Petroleum Corp.
(U.S., 3.1%)

Delta Petroleum acquires, explores, develops, and produces oil and gas properties. The company has interests in gross productive wells, undeveloped properties, federal units, and an off-shore lease in California.

Halliburton Co.
(U.S., 3.1%)

Halliburton provides energy services and engineering and construction services and also manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development and production of oil and natural gas.

GlobalSantaFe Corp.
(U.S., 2.9%)

GlobalSantaFe is an international offshore and land contract driller and provides drilling-related services, including third-party rig operators, incentive drilling and drilling engineering and project management services.

Nabors Industries Ltd.
(U.S., 2.5%)

Nabors Industries is a land drilling contractor and also performs well servicing and workovers. The company conducts oil, gas and geothermal land drilling operations in the continental United States, Alaska and Canada as well as in South and Central America and the Middle East. Nabors’ well-site services include oilfield management, well logging and other support services.

Companhia Vale do Rio Doce (CVDR)
(Brazil, 2.4%)

Headquartered in Rio de Janeiro, CVDR engages primarily in mining and logistics businesses. It engages in iron ore mining, pellet production, manganese ore mining, and ferroalloy production, as well as in the production of nonferrous minerals, such as kaolin, potash, copper, and gold. The company’s aluminum-related operations include bauxite mining, alumina refining, and aluminum metal smelting.

XTO Energy, Inc.
(U.S., 2.2%)

XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the United States, concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

*	Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

Global Hard Assets Fund Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005- December 31, 2005

Class A	Actual	$1,000.00	$1,295.90	$8.68
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

Class C	Actual	$1,000.00	$1,293.10	$11.21
	Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2005) of 1.50% on Class A shares and 1.94% on Class C shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

Global Hard Assets Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in the Van Eck Global Hard Assets Fund (Class A and Class C) made ten years ago with a similar investment in the Standard & Poor’s 500 Index.

Van Eck Global Hard Assets Fund (Class A)
vs. Standard & Poor’s 500 Index

Average Annual Total Return 12/31/05	1 Year	5 Year	10 Year

VE Global Hard Assets Fund-A (w/o sales charge)	48.72%	20.51%	13.79%

VE Global Hard Assets Fund-A (with sales charge)[1]	40.19%	19.08%	13.12%

Standard & Poor’s 500 Index	4.91%	0.54%	9.06%

Van Eck Global Hard Assets Fund (Class C)
vs. Standard & Poor’s 500 Index

Average Annual Total Return 12/31/05	1 Year	5 Year	10 Year

VE Global Hard Assets Fund-C (w/o sales charge)	47.94%	19.64%	13.07%

VE Global Hard Assets Fund-C (with sales charge)[2]	46.94%	19.64%	13.07%

Standard & Poor’s 500 Index	4.91%	0.54%	9.06%

Inception date for the Van Eck Global Hard Assets Fund was 11/2/94 (Class A and Class C).

[1]	The maximum sales charge is 5.75%.

[2]	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

The Standard & Poor’s 500 Index is an unmanaged index and includes the reinvestment of all dividends and distributions, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

International Investors Gold Fund

Dear Shareholder:

We are pleased to report that the Class A shares of the Van Eck International Investors Gold Fund produced a total return of 35.62% for the twelve months ended December 31, 2005. The Fund outperformed the benchmark Philadelphia Stock Exchange Gold and Silver (XAU) Index,(1) which returned 30.55% for the same period. The Fund also handily outpaced the general financial market as measured by the 4.91% gain in the S&P 500 Index. Gold-related assets have outperformed more traditional financial markets in four out of the last five years.

For the year, gold prices gained $78.55, or 17.92%, to finish at $517.00 an ounce. Most of this strong advance was registered during the second half of 2005. Overall, the breadth of the gold market was remarkable, as gold prices reached levels not seen since 1981 in U.S. dollar terms and posted even stronger gains in many other currencies. For example, gold prices in Swiss francs, euros and Japanese yen each gained about 35%. Gold in commodities currencies, such as the South African rand and the Australian dollar, advanced 32.0% and 25.8%, respectively. The buoyant market enabled gold shares to break out from a difficult first half of the year to finish 2005 with strong double-digit gains. The AMEX Gold Miners (GDM) Index(2) rose 29.08% for the twelve months ended December 31, 2005, and the Financial Times (FTSE) Gold Mines Index(3) advanced 27.83%. Regionally, African and Australian stocks produced the best performance for the annual period, as measured by the FTSE African sub-index(3) gain of 42.46% and the FTSE Australian sub-index(3) increase of 39.85%. The FTSE North American sub-index(3) lagged, but still produced a 22.72% advance for the same time frame.

Market and Economic Review

There was considerable contrast in the gold market between the first and second halves of 2005. During the first half, the U.S. Dollar (DXY) Index(4) gained 10.19%, despite many economists’ calls for weakness in the U.S. currency. U.S. dollar strength coupled with seasonal demand weakness resulted in lackluster performance for gold and poor performance for gold shares during the first six months of the year. The weak tone in the gold market reached a turning point mid-year. When France’s voters rejected a referendum for the European constitution in June, it was the initial blow to confidence in the euro. The euro was further undermined by failure on the part of European officials to agree on a European Union budget and by a political stalemate in the election for German Chancellor. Meanwhile, the appeal of the U.S. dollar had already been tainted by surging U.S. trade and budget deficits, potentially overwhelming debt obligations and a flattening fixed income yield curve. The DXY advanced just 2.22% during the second half of the year. As confidence eroded in fiat currencies, a global movement to gold as a sound money alternative seemingly took root, boosting both bullion and gold shares.

In addition to currency considerations, there were several other factors that played out favorably for gold in 2005, especially during the second half of the year.

•

The strong U.S. economy, ballooning home prices and headlines calling for the Dow Jones Industrial Average(5) to reach 11,000 brought back memories of the late 1990’s “bubble” economy. Still-felt financial pain caused by the 2000 to 2002 stock market melt down led many investors during 2005 to seek a hedge against a possible similar economic downturn.

•

High oil prices caused by tight supplies and two Gulf Coast hurricanes heightened inflationary concerns. Indeed, real rates on one-year U.S. Treasuries moved into negative territory in September 2005, as headline inflation reacted to soaring energy prices with a significant monthly increase of 4.7%. Gold has historically been viewed as a hedge against inflation.

•

Robust economies in key gold-consuming nations resulted in increased demand for gold jewelry during 2005. For instance, strong economic growth was experienced in India, China, Turkey and the U.S., and the Middle East benefited from rising oil revenues.

•

The Russian central bank reported in November that it plans to double its gold holdings, which would generate about 400 tonnes of additional demand. The official Chinese news source, People’s Daily Online, subsequently reported that “It is only a question of time for Asian Central Banks to follow and buy gold.” Clearly, it is possible for central banks to become net buyers

International Investors Gold Fund

of gold instead of net sellers, and this news may have been partially responsible for a speculative run-up in gold prices toward the end of the year.

•

The gold bullion exchange-traded fund (ETF)(6), sponsored by the World Gold Council and launched in the U.S. in late 2004, created an innovative vehicle for investing directly in gold. Total gold within the ETF grew to over 200 tonnes in 2005.

Tempering these positive factors a bit were rising costs for fuel, steel and equipment, which negatively impacted gold-mining company profits for much of the year. Labor costs also rose in many non-dollar-based regions. Still, these cost pressures abated late in the year as the gold price moved higher in many foreign currencies and broke through the U.S. $500 an ounce level. In fact, the rise in gold prices in the latter months of the year actually outpaced the rise in energy and other commodities’ prices.

Fund Review

Throughout the year, we continued to position the Fund in gold companies that we believe stand to benefit the most from rising gold prices. We continued to see strong management ability and prospects for growth in mid-tier companies, such as Glamis Gold, Agnico-Eagle Mines and Randgold Resources (6.4%, 6.0% and 5.9% of Fund net assets as of December 31, respectively). We also maintained the Fund’s emphasis on small-cap or “junior” companies with promising properties and projects that we believed would enable them to become the producers of the future. We also maintained the Fund’s underweighted exposure to large-cap stocks of the major mining companies that carry a greater inventory of aging mines, as we believe these companies will generally find it difficult to maintain current production levels.

Despite the relative underperformance of North American gold stocks in general, Glamis Gold (6.4% of Fund net assets at yearend) was one of the Fund’s best performers of the year and gained 60.7%, based primarily on the successful start-up of its Marlin Mine in Guatemala. The company also reported a potentially significant new discovery in Nevada in a joint venture with Canada’s Barrick Gold (2.7% of Fund net assets at yearend). Another significant contributor to Fund performance was Australian producer Lihir Gold (3.3% of Fund net assets at yearend), which advanced with expanding production and the successful launch of a geothermal power plant at its namesake mine in Papua New Guinea. African stock Randgold Resources (5.9% of Fund net assets at yearend) was another key contributor to the Fund’s relative annual results. Randgold recently poured its first gold bar at its new Loulo Mine in Mali, West Africa. Among the small-cap or “junior” mining stocks, Canada’s Gammon Lake Resources (2.9% of Fund net assets at yearend) turned in stellar annual performance, as it seeks to reach producer status with an early 2006 start-up of its Mexican gold/silver project.

Merger and acquisition activity helped the Fund’s relative performance during the annual period. There was little corporate activity in the sector for most of the year until Barrick Gold launched a hostile bid for fellow Canadian gold-mining leader Placer Dome (2.9% of Fund net assets at yearend) on October 31. Placer Dome’s stock had underperformed the sector earlier in 2005 due to some operational problems, missed earnings and general investor apathy toward its management. Apparently, Barrick Gold took none of this too seriously. When Placer Dome’s relative valuation appeared attractive, Barrick Gold launched the bid. Placer Dome’s management has since endorsed Barrick Gold’s offer, and, at the time of this writing, shareholders are expected to accept in January 2006. The Fund was favorably positioned for Barrick Gold’s offer for Placer Dome. On the day of the announcement, Barrick Gold’s share price declined approximately 7%, while Placer Dome’s gained about 20%, with these share price movements reflecting the terms of Barrick Gold’s offer. On October 31, Placer Dome was a Top Five holding for the Fund, while the Fund owned no shares of Barrick Gold.

There were also a few small-cap company takeovers in the sector during 2005. Two of the Fund’s small-cap holdings, Sweden’s Riddarhyttan Resources (0% of Fund net assets at yearend) and Canada’s Guinor Gold (0% of Fund net assets at yearend), were each acquired at a premium during the period. Riddarhyttan, which is developing a gold project in Sweden, was purchased by Canada’s Agnico-Eagle Mines (6.0% of Fund net assets at yearend) for shares. Guinor, purchased for cash by the U.K.’s Crew Gold (0% of Fund net assets at December 31), was one of the Fund’s largest small-cap positions and is in the midst of constructing a moderate-sized gold mine in Guinea, West Africa.

(continued on page 24)

International Investors Gold Fund

Commentary from John C. van Eck, Founder:

As a firm that has offered investors innovative alternatives to the U.S. equity and fixed income markets for over fifty years, we maintain that adding globally diversified strategies to a portfolio can reduce risk and may increase growth potential. In our view, economic and financial risks that are evident today may justify an allocation to gold-oriented investments.

Gold and Economic Policy: A Brief History

The Federal Reserve Act of 1913 provided for limited credit expansion and for Federal Reserve Notes to be convertible into gold. However, debt gradually yet excessively expanded during the 1920s, and its correction became the depression of the 1930s. In the following decades, a shift in political attitudes took place, as governments actively intervened in the economy and assumed increasing responsibility for full employment, economic and credit growth and social programs. Economist John Maynard Keynes promoted the policies of cheap credit and government deficits for prosperity in spite of classical and “Austrian school” warnings that a credit-expansion-driven boom must unavoidably lead to a depression. The convertibility of the dollar into gold was suspended. The original restraints on credit expansion were lifted. The Federal Open Market Committee gradually adopted the policy of maximum sustainable output and employment by lowering interest rates and by monetizing debt to stimulate business and household loan demand so that aggregate demand would meet “potential output.” A policy of low inflation followed the traditional policy of price stability. Debtors became favored over creditors.

A Build-Up of Debt: Imbalances and Excesses

As a result of these shifting economic policies over the past several decades, debt in the U.S. grew at a faster rate than real growth. For example, total outstanding household and business liabilities climbed from $524.6 billion (99.7% of GDP) in 1960 to an annual rate of $19.3 trillion (153.3% of GDP) in the third quarter of 2005, up 8.2% annually. To compare, GDP grew from $526.4 billion to a rate of $12,605 billion during the same period, up 7.2% annually. Household debt outstanding rose from 93% of disposable personal income at the end of June 2000 to 122% in the third quarter of 2005. Domestic financial sector debt outstanding climbed from $2,614 billion in 1990 to $12,241 billion in the third quarter of 2005, an average annual increase of 11%.

Undoubtedly, this expanding debt contributed to economic imbalances that include the U.S. current account balance, which fell from a surplus in 1991 to a deficit of over 6% of GDP at present, and the personal savings rate, which declined from 7.7% of disposable personal income in 1992 to -1.8% in the third quarter of 2005. Based on these same factors, financial excesses may have also arisen, as seen in the recent housing, bond, emerging debt, derivatives, base metals and consumer booms. The United States, which was formerly the world’s largest creditor, has become the world’s largest debtor. Since World War II, the purchasing power of the dollar has fallen more than 90%.

International Investors Gold Fund

Growing Uncertainty and Risks: Warning from Top Bankers

Paul A. Volcker, chairman of the Federal Reserve Board from 1979 to 1987, said at an economic summit sponsored by the Stanford Institute for Economic Policy Research in February 2005, that although “the U.S. expansion appears on track,...under the placid surface, there are disturbing trends; huge imbalances, disequilibria, risks—call them what you will. Altogether the circumstances seem to me as dangerous and intractable as any I can remember, and I can remember quite a lot....I don’t know whether change will come with a bang or a whimper, whether sooner or later. But as things stand, it is more likely than not that it will be financial crises rather than policy foresight that will force the change....At some point, the sense of confidence in capital markets that today so benignly supports the flow of funds to the United States could fade.”

Alan Greenspan, Federal Reserve chairman from 1987 to January 2006, warned in December 2005 that “if...the pernicious drift toward fiscal instability in the United States and elsewhere is not arrested and is compounded by a protectionist reversal of globalization, the adjustment process could be quite painful for the world economy.”

Market Adjustment Process: Potential Effects on Gold Investment Demand

The market adjustment process to correct the current economic and financial imbalances and excesses, whenever it comes, could cause, in our view, a period of monetary disorder, financial crisis and economic stress. Perhaps the recent rise in the gold price is signaling a growing lack of confidence in the economic and geopolitical situation and in currency values—in addition to speculation on central bank gold policies. There is always the risk that the easiest political solution to reducing the burden of servicing ever-increasing debt is to inflate it away as was done in the 1970s. Short-term interest rates may be reduced further to prolong the boom, but there may be a limit to how low real interest rates can go before they lose their ability to influence economic activity.

Since gold ownership became legal again in 1975, gold has been useful as a portfolio diversifier in an overall investment portfolio. Historically, gold protects portfolios during periods of monetary and economic disorder. Gold is a credit default risk-free and currency devaluation risk-free monetary asset. Thus, we believe investment demand for gold would likely increase significantly during the market adjustment process we anticipate.

Sources: World Gold Council – GFMS; U.S. Federal Reserve System; Bureau of Economic Analysis; Ludwig von Mises, “Human Action.”

Not intended as a prediction of future results.

International Investors Gold Fund

Of course, there were also several stocks that did not perform well within the Fund’s portfolio. Perhaps the greatest disappointment was Canada’s Ivanhoe Mines (2.6% of Fund net assets at yearend), which was one of the few companies to post a decline for the year. While Ivanhoe has a world-class copper/ gold development project in Mongolia, the market became impatient with the company’s lack of progress in securing favorable terms with the national government. Several of the small-cap stocks in the portfolio also lagged, although the performance of many of these companies began to improve late in the period when gold prices reached new highs.

* * *

The gold bull market that began in April 2001 has been running now for nearly five years. In our view, the primary drivers of the gold market have evolved in three phases:

•	2001-2002: loss of confidence in the stock market amid the technology sector bust and accounting and corporate governance scandals,

•	2002-2004: loss of confidence in the U.S. dollar,

•	2005: loss of confidence in fiat currencies, including the U.S. dollar and the euro.

Due to the dynamic nature of this gold bull market, its duration has been much longer than the historically average gold cycle. Plus, in each phase of the current gold bull market, gold has acted as an alternative investment, providing refuge from falling financial markets or currencies.

Given the strength and duration of the current gold bull market, many have wondered whether this gold cycle can go on much longer. While no one knows where markets will trend, we believe there are aspects of the economy that support price strength in gold. First, gold prices’ move higher against virtually all major currencies in 2005 was a rare and significant occurrence. The markets have not seen such a positive currency re-rating for gold since the 1970s. In our view, this indicates that gold has become an attractive investment vehicle for investors around the globe. Additionally, gold has historically had a strong negative correlation with the U.S. dollar. While this correlation did not hold in 2005, we believe that at some point, it is likely to resume this relationship.

Second, as the stock market declined in 2001-2002, extraordinarily easy fiscal and monetary policies were enacted to mitigate the impact of the recession and avoid deflation. While these policies were successful in keeping the economy afloat, they also had the unfortunate consequence of promoting easy credit, a housing boom and consumption that drove the current account and trade deficits to unprecedented levels. Add to this the fact that oil and natural gas prices have reached all-time highs. Together these factors, we believe, have created a level of economic imbalance and financial risk that has many investors feeling vulnerable to an economic downturn.

While gold companies should generally see substantially improved earnings ahead from higher gold prices, there remain two major challenges for the miners during 2006 and beyond—replacing reserve depletion, whether through exploration or acquisition, and competition for scarce labor and materials. Despite these difficulties, at current gold prices, many companies should be able to deploy ample cash to develop efficiencies to help overcome the challenges.

The Fund is subject to non-diversification risk, frequent trading risk, precious metals risk, industry concentration risks and foreign securities risks, including those related to adverse political and economic developments unique to a country or a region and currency fluctuations or controls. Since the Fund may invest in foreign securities, there is a risk that the value of those securities may be affected by the possibility of arbitrary action by foreign governments including the selling of property without adequate compensation or the imposition of prohibitive taxes.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the “1940 Act”) to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund involves the risk of losing money and should be considered part of an overall investment program, not a complete investment program.

International Investors Gold Fund

We appreciate your continued investment in the Van Eck International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Investment Team Member	Charl P. deM. Malan Investment Team Member

John C. van Eck Founder January 20, 2006

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

(1)	The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

(2)

The AMEX Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index is calculated and maintained by the American Stock Exchange (AMEX). Van Eck Associates Corporation has an exclusive license with the AMEX for exchange traded funds, and a revenue sharing agreement with the AMEX for derivative products based on the GDM. AMEX is the owner of, and maintains, the GDM.

(3)	The Financial Times (FTSE) Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

(4)	The U.S. Dollar (DXY) Index indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

(5)

The Dow Jones Industrial Average (DJIA) is an unweighted index of 30 “blue-chip” U.S. stocks selected by the editors of The Wall Street Journal. The stocks may include almost any company that is not in the transportation or utility businesses. It is the oldest continuing U.S. market index.

(6)

The gold bullion exchange-traded fund (ETF), created under the Investment Company Act of 1940, is an index-based product, which holds a portfolio of securities intended to provide investment results that, before fees and expenses, generally correspond to the price and yield performance of the underlying benchmark index. Gold ETFs gained popularity in the recent commodity bull markets, as investors were attracted to an alternate form of gold investment other than mining shares, options, futures and physical gold metal. Each unit that is bought on the gold ETF has resulted in physical gold metal being purchased on the open market and stored in a vault.

International Investors Gold Fund

PERFORMANCE RECORD AS OF 12/31/05 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—

1 year	27.77%	35.62%

5 year	31.38%	32.94%

10 year	3.16%	3.77%

Life (since 2/10/56)	10.04%	10.17%

C shares—

1 Year	34.06%	35.06%

Life (since 10/3/03)	21.45%	21.45%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information for C shares reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
C Shares: 1.00% redemption charge, first year

International Investors Gold Fund

Geographical Weightings*
as of December 31, 2005
(unaudited)

Sector Breakdown* as of December 31, 2005 (unaudited)
Gold	92.6%
Silver	3.9%
Copper	2.1%
Platinum	0.5%
Cash/Equivalents less Other Assets Less Liabilities	0.9%

*	Percentage of net assets.
Portfolio is subject to change.

International Investors Gold Fund Top Ten Holdings as of December 31, 2005* (unaudited)

Glamis Gold Ltd.
(U.S., 6.4%)

Glamis Gold produces gold in Nevada and California. The company has additional exploration and development activities in Honduras, Guatemala, Panama and El Salvador. Glamis continues to pursue acquisitions and development opportunities in precious metals in the Americas.

Agnico-Eagle Mines Ltd.
(Canada, 6.0%)

Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada, and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Randgold Resources Ltd.
(United Kingdom, 5.9%)

Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Kinross Gold Corp.
(Canada, 5.9%)

Kinross Gold Corporation is involved in the exploration, development, and production of gold in countries located around the world. The company currently has operations in Canada, the United States, Central America, South America, Africa, Australia and the Russian Far East.

Newcrest Mining Ltd.
(Australia, 5.3%)

Newcrest Mining is a gold mining, exploration and production company. The company’s exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

Goldcorp, Inc.
(Canada, 5.0%)

Goldcorp is a North American gold producer. The company owns a gold mine located in the U.S.’ South Dakota and has industrial mineral operations in Saskatchewan, Canada. Goldcorp also owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Gold Fields Ltd.
(South Africa, 4.5%)

Gold Fields is a global gold mining, development and exploration company with operations in South Africa, Ghana and Australia. The group’s principal operating mines include Driefontein, Kloof, Beatrix and St. Helena. Gold Fields also has a platinum project undergoing evaluation in Finland.

Meridian Gold, Inc.
(Canada, 4.1%)

Meridian Gold is a gold production and exploration company operating in the United States and Chile.

IAMGOLD, Corp.
(Canada, 3.6%)

IAMGOLD explores and develops mineral properties. The company’s principal asset is a gold mine in Mali, West Africa. IAMGOLD is also conducting exploration in other West African countries, Brazil, Argentina and Ecuador.

Lihir Gold Ltd.
(Australia, 3.3%)

Lihir Gold explores for and develops gold at the open pit Lihir Project on Lihir Island in the New Ireland Province of Papua New Guinea. The company’s exploration projects include Minifie and Lienetz, in addition, the company explores for oxide and sulphide ores.

*	Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

International Investors Gold Fund Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005- December 31, 2005

Class A	Actual	$1,000.00	$1,423.20	$9.96
	Hypothetical (5% return before expenses)	$1,000.00	$1,016.99	$8.29

Class C	Actual	$1,000.00	$1,421.10	$11.41
	Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2005) of 1.63% on Class A shares and 1.87% on Class C shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

International Investors Gold Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in the Van Eck International Investors Gold Fund made ten years ago (Class A) and at inception (Class C) with a similar investment in the Philadelphia Stock Exchange Gold and Silver (XAU) Index.

Van Eck International Investors Gold Fund (Class A)
vs. the Philadelphia Stock Exchange Gold and Silver
(XAU) Index

Average Annual Total Return 12/31/05	1 Year	5 Year	10 Year

VE International Investors Gold Fund-A (w/o sales charge)	35.62%	32.94%	3.77%

VE International Investors Gold Fund-A (with sales charge)[2]	27.77%	31.38%	3.16%

Philadelphia Stock Exchange Gold & Silver (XAU) Index	30.55%	21.72%	2.02%

Van Eck International Investors Gold Fund (Class C)
vs. the Philadelphia Stock Exchange Gold and Silver
(XAU) Index

Average Annual Total Return 12/31/05	1 Year	Since Inception[1]

VE International Investors Gold Fund-C (w/o sales charge)	35.06%	21.45%

VE International Investors Gold Fund-C (with sales charge)[3]	34.06%	21.45%

Philadelphia Stock Exchange Gold & Silver (XAU) Index	30.55%	17.63%

[1]

Inception date for the Van Eck International Investors Gold Fund was 2/10/56 (Class A) and 10/3/03 (Class C). Index returns for the Class C performance comparison are calculated as of nearest month end (9/30/03).

[2]	The maximum sales charge is 5.75%.

[3]	1.00% redemption charge taken into account on total return for one-year time period.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information for Class C reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

The Philadelphia Stock Exchange Gold and Silver (XAU) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

Mid Cap Value Fund

Dear Shareholder:

The Class A shares of the Van Eck Mid Cap Value Fund produced a total return of 5.14% for the twelve months ended December 31, 2005. In comparison, the Russell 2500 Value Index(1) gained 7.74% for the same time period. Mid-cap stocks in general returned 12.65%, as measured by the Russell Midcap Index(2).

Market and Economic Review

All broadly watched U.S. equity indices ended the twelve-month period with positive returns. Mid-capitalization stocks showed the strongest relative performance. Large-capitalization stocks followed, outpacing their small-cap counterparts. While the market favored the value style over the growth style of investing across all capitalization sectors, the performance gap between the two styles was less than 1% in the mid-cap and small-cap segments of the equity market.

The U.S. stock market showed remarkable resilience in the face of the traumatic effects of Hurricanes Katrina and Rita, fluctuating crude oil prices and general instability in many regions of the world—all of which made investors nervous about the state of the economy and kept stocks volatile but ultimately posting gains for the annual period. In addition, the Federal Reserve Board boosted its targeted federal funds rate eight times during the year to reach 4.25% by the end of December, the highest level in more than four years. The Fed steadily raised interest rates as underlying inflation pressures continued to mount—low unemployment, an upward path of record energy prices, growing labor costs and more.

Fund Review

Generally speaking, the Fund enjoyed positive effects of positioning within the energy and healthcare sectors this year. However, these benefits were more than offset by weaker performance among the Fund’s information technology, financials and industrial holdings versus the same sectors in the Russell Midcap Index, which contributed to the Fund’s relative performance results for the annual period.

From a stock-specific perspective, holdings in the energy sector made the greatest positive contributions to the Fund’s performance, each benefiting from the new record highs set by crude oil prices. For example, with an outstanding result of 67.7%(3) for the fiscal year, petroleum refiner and marketer and chemicals manufacturer Sunoco (1.1% of Fund net assets as of December 31) made the greatest contribution to Fund results when taking both total return and Fund weighting into account. Other strong performers for the Fund included petroleum refiners Premcor (0% of Fund net assets at yearend, +83.1% for the 12-month period), Valero Energy (0% of Fund net assets at yearend, +60.8%) and Amerada Hess (1.4% of Fund net assets at yearend, +49.4%) and one of the largest independent oil and gas companies in the world, Burlington Resources (0% of Fund net assets at yearend, +38.6%).

Of course, not all of the Fund’s holdings performed well. InFocus (0% of Fund net assets at yearend), which produces projectors, thin displays and related accessories for government and home users, was the Fund’s worst performing stock during the annual period, when taking the impact of both total return and weighting into consideration, and lost 56.8%. Other holdings that detracted from the Fund’s performance included Doral Financial (0% of Fund net assets at yearend, -37.8%) and First Bancorp of Puerto Rico (0% of Fund net assets at yearend, -30.6%), Eastman Kodak (1.1% of Fund net assets at yearend, -23.3%), and United States Steel (0% of Fund net assets at yearend, -22.5%).

We made a few significant changes to your Fund’s portfolio during 2005. We increased the Fund’s weighting in financials from 21.2% at the end of December 2004 to 39.2% at December 31, 2005. Over the same period, we decreased the Fund’s weighting in consumer—non-cyclical to 12.3%.

We also made several buys and sells during the annual period. We seek stocks that have relatively attractive valuation, operating and trading factors based on our proprietary model. Among the securities that fit the Fund’s purchase criteria during the twelve months were rail transportation company Norfolk Southern, sports and fitness products giant Reebok International and construction building materials firm USG Corp. (0.1%, 0.3% and 1.1% of Fund net assets at December 31, respectively). Each exhibited improving fundamentals while being relatively undervalued when we established positions in the stocks, and each made a positive contribution to the Fund’s performance since its purchase.

Mid Cap Value Fund

We look to sell stocks that are relatively less attractive to hold based on their valuation, operating and trading factors. During the period, we sold the Fund’s position in Premcor, as it was acquired by Valero Energy. We tendered the Fund’s entire position in Valero Energy as well, as the stock had become overvalued by our quantitative model. We also eliminated the Fund’s holding in independent energy company Apache Corp., as it, too, had become overvalued by our quantitative model. Importantly, each of these sales was made at a profit to the Fund.

As of December 31, 2005, the Fund was overweight relative to its benchmark index in the financials, utilities and communications sectors. At the end of the period, the Fund was underweighted relative to the Russell Midcap Index in the technology, energy and basic materials sectors.

* * *

The Van Eck Mid Cap Value Fund is comprised of mid-cap stocks that we believe have an attractive combination of operating, valuation and price characteristics. We employ a bottom-up, relative value-oriented, quantitative approach to selecting stocks. We will continue to utilize the Fund’s proprietary quantitative methodologies to select mid-capitalization stocks of companies that our model indicates are relatively undervalued and have strong operating characteristics. In our view, mid-cap stocks continue to be a particularly appealing asset class within the equity market, as they are often past the growing pain stage that many smaller companies go through but are not yet as widely recognized by the market as large-cap companies.

As the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

A principal risk of investing in value stocks is that they may never reach what the Adviser believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund’s performance may be lower or higher than that of funds that invest in other types of equity securities, such as those emphasizing growth stocks. The Fund is also subject to the risks associated with investments in foreign securities, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

An investment in the Fund involves the risk of losing money and should be considered part of an overall investment program, not a complete investment program.

We appreciate your continued investment in the Van Eck Mid Cap Value Fund, and we look forward to helping you meet your investment goals in the future.

Kathy O’Connor	Jeffrey D. Sanders
Investment Team Member	Investment Team Member
New York Life Investment Management LLC (NYLIM)

January 13, 2006

Mid Cap Value Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investment can be made.

(1)	The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price/book ratios and lower forecasted growth values.

(2)

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $12.4 billion.

(3)

Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the twelve months ended 12/31/05, or for the portion of the reporting period such securities were held in the Fund, if shorter.

PERFORMANCE RECORD AS OF 12/31/05 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*		Before Sales Charge

A shares—

1 year	(0.91	) %	5.14%

Life (since 1/1/02)**	4.42%		5.99%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%

**

Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 (“inception date”), the Fund operated under a different name with a different investment sub-adviser.

Mid Cap Value Fund

Sector Weightings*
as of December 31, 2005
(unaudited)

*	Percentage of net assets. Portfolio is subject to change.

Mid Cap Value Fund Top Ten Holdings as of December 31, 2005* (unaudited)

Federated Department Stores, Inc.
(1.9%)

Federated Department Stores operates department stores in the United States. The company’s stores include Bloomingdale’s, The Bon Marche, Burdines, Goldsmith’s, Lazarus, Macy’s, Rich’s, and Stern’s. Federated also operates direct mail catalog and electronic commerce subsidiaries.

American Electric Power Co., Inc.
(1.7%)

American Electric Power generates electricity in several states, and markets and trades energy on a wholesale basis. The company also serves customers outside the United States through holdings in Australia, Brazil, China, Mexico, and the United Kingdom. In addition, American is involved in power engineering and construction, energy management, and telecommunications.

CIGNA Corp.
(1.7%)

CIGNA, through its subsidiaries, provides group life and health insurance, managed care products and services, retirement products and services, and individual financial services worldwide. The dompany also sells individual life and health insurance and annuity products in selected international locations.

Mellon Financial Corp.
(1.7%)

Mellon Financial Corporation provides wealth management and global asset management for individual and institutional investors. The company also provides global investment services for businesses and institutions, as well as custody, retirement, and benefits consulting services. In addition, Mellon offers banking services for individuals, businesses, and institutions.

Principal Financial Group
(1.7%)

Principal Financial Group is a diversified family of insurance and financial services companies. The company provides retirement savings, and investment and insurance products and services. In addition, Principal offers individual life and disability insurance, group life and health insurance, and residential mortgage loan origination and servicing in the United States.

Edison International
(1.7%)

Edison International, through its subsidiaries, develops, acquires, owns, and operates electric power generation facilities worldwide. The company also provides capital and financial services for energy and infrastructure projects, as well as manages and sells real estate projects. Additionally, Edison provides integrated energy services, utility outsourcing and consumer products.

Bear Stearns Companies, Inc.
(1.6%)

Bear Stearns Companies, through its Bear Stearns & Co. Inc. subsidiary, offers investment banking and securities trading and brokerage services. The company’s business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales and trading, and private client services.

CSX Corp.
(1.6%)

CSX is an international freight transportation company. The company provides rail, intermodal, domestic container-shipping, barging, and contract logistics services around the world. CSX’s rail transportation services are provided principally throughout the eastern United States.

Lincoln National Corp.
(1.5%)

Lincoln National owns and operates wealth accumulation and protection businesses. The company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

AmerisourceBergen Corp.
(1.5%)

AmerisourceBergen, a pharmaceutical services company, distributes pharmaceutical products and services. The company provides its products and services to the hospital systems/acute care market, alternative care facilities and independent community pharmacies.

*	Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com

Mid Cap Value Fund Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 – December 31, 2005

Class A	Actual	$ 1,000.00	$ 1,062.20	$ 9.10
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.38	$ 8.89

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2005) of 1.75%, multiplied by 184 divided by 365 (to reflect the one-half year period).

Mid Cap Value Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Mid Cap Value Fund made at its inception with a similar investment in the Russell 2500 Value Index and the Russell Midcap Index.

Van Eck Mid Cap Value Fund (Class A)
vs. Russell 2500 Value Index and the Russell Midcap Index

Average Annual Total Return 12/31/05	1 Year	Since Inception[1]

VE Mid Cap Value Fund-A (w/o sales charge)	5.14%	5.99%

VE Mid Cap Value Fund-A (with sales charge)[2]	(0.91)%	4.42%

Russell 2500 Value Index	7.74%	14.37%

Russell Midcap Index	12.65%	12.29%

[1]	Inception date for the Van Eck Mid Cap Value Fund was 1/1/02. Index returns are calculated as of nearest month end (12/31/01).

[2]	The maximum sales charge is 5.75%.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 (“inception date”), the Fund operated under a different name with a different investment sub-adviser.

The Russell 2500 Value Index and the Russell Midcap Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price/book ratios and lower forecasted growth values.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.

Emerging Markets Fund
Schedule of Portfolio Investments
December 31, 2005

No. of Shares	Securities	Value (Note 1)

Common Stocks:
Argentina: 2.5%
87,000	Inversiones y Representaciones S.A. (Sponsored GDR)†	$1,050,960

Brazil: 5.7%
211,270	Investimentos Itau S.A.	668,605
25,000	Petróleo Brasileiro S.A. (Sponsored ADR)	1,781,750

		2,450,355

China: 1.9%
180,000	China Mengnui Dairy Co. Ltd.#	152,803
2,150,000	Norstar Founders Group Ltd.#	664,982

		817,785

Hong Kong: 8.9%
600,000	Chen Hsong Holdings Ltd.#	359,334
600,000	CNOOC Ltd.#	407,749
680,000	Kingboard Chemical Holdings Ltd.#	1,836,118
221,000	Lifestyle International Holdings Ltd.#	307,504
646,000	Samson Holding Ltd.†	295,770
3,900,000	SNP Leefung Holdings Ltd.	588,497

		3,794,972

India: 2.7%
37,000	Automotive Axles Ltd.#	491,107
67,000	Bharti Televentures†#	514,864
25,000	Eicher Motors Ltd.	127,764

		1,133,735

Indonesia: 3.4%
200,000	PT Astra International Tbk#	206,279
11,800,000	PT Berlian Laju Tanker Tbk	1,248,423

		1,454,702

Israel: 1.7%
15,000	Nice Systems Ltd. (ADR)†	722,400

Malaysia: 3.8%
650,000	Bandar Raya Developments BHD#	148,652
655,000	Dreamgate Corp. BHD	211,430
54,660	Multi-Purpose Holdings BHD Rights (MYR 1.00, expiring 2/26/09)†	4,049
420,000	Top Glove Corp. BHD	761,212
175,000	Transmile Group BHD	490,806

		1,616,149

Mexico: 5.7%
175,000	Alsea, S.A. de C.V.	456,572
601,800	Cintra, S.A. de C.V.†	230,928
150,000	Corporacion GEO, S.A. de C.V. (Series B)†	529,038
65,000	Gruma, S.A. de C.V. (Series B)	210,910
240,000	Grupo Financiero Banorte, S.A. de C.V.	497,042
135,000	Grupo Modelo, S.A. de C.V. (Series C)	488,831

		2,413,321

No. of Shares	Securities	Value (Note 1)

Russia: 4.1%
18,000	LUKOIL (Sponsored ADR)	$1,071,000
74,000	TNK-BP Holding OJSC†	210,900
3,000	Vismpo-Avisma Corp. (USD)#	460,500

		1,742,400

Singapore: 4.1%
1,100,000	Citiraya Industries Ltd.†#	—
930,000	First Engineering Ltd.#	614,264
650,000	Goodpack Ltd.#	666,012
81,250	Goodpack Ltd. Warrants (SGD 1.00, expiring 4/13/07)†	34,452
555,000	Noble Group Ltd.#	426,912

		1,741,640

South Africa: 10.9%
175,000	African Bank Investments Ltd.#	678,457
54,000	Bidvest Group Ltd.#	789,776
56,997	City Lodge Hotels Ltd.#	393,058
529,600	FirstRand Ltd.#	1,548,101
130,000	Spar Group Ltd.#	638,986
46,310	Sun International Ltd.#	609,034

		4,657,412

South Korea: 23.5%
30,000	From30 Co. Ltd.†#	527,699
29,000	Hynix Semiconductor Inc.†#	993,753
57,750	Kenertec Co., Ltd.	505,602
20,000	Kookmin Bank#	1,507,334
20,000	LS Industrial Systems Co., Ltd.#	545,305
4,076	Samsung Electronics Co., Ltd.#	2,622,330
66,000	SFA Engineering Corp.#	1,636,703
56,254	STX Shipbuilding Co., Ltd.#	1,007,239
59,945	Taewoong Co., Ltd.#	697,343

		10,043,308

Taiwan: 10.6%
450,712	Advantech Co., Ltd.#	1,277,283
250,000	Awea Mechantronic Co., Ltd.#	364,623
66,000	Catcher Technology Co., Ltd.#	529,785
330,000	Gemtek Technology Corp.#	505,340
170,248	Novatek Microelectronics Corp., Ltd.#	996,427
888,000	XAC Automation Corp.#	860,898

		4,534,356

Thailand: 1.3%
3,635,850	Minor International PCL	571,633
242,389	Minor International PCL Rights (THB 5.85, expiring 1/27/06)†#	3,545

		575,178

Turkey: 2.2%
75,000	Enka Insaat ve Sanayi A.S.#	931,237

Total Common Stocks: 93.0% (Cost: $30,741,031)		39,679,910

See Notes to Financial Statements

Emerging Markets Fund
Schedule of Portfolio Investments (continued)
December 31, 2005

No. of Shares	Securities	Value (Note 1)

Preferred Stock:
Brazil: 3.3%
650,000	Caemi Mineracao e Metalurgia S.A.	$947,911
145,000	Randon Participacoes S.A.	474,383

Total Preferred Stock: 3.3% (Cost: $727,220)		1,422,294

Short-Term Obligations: 3.3%

	Date of Maturity	Coupon

Repurchase Agreement (Note 9): Purchased on 12/30/05; Maturity value $1,366,531 (with State Street Bank & Trust Co., collateralized by $1,395,000 Federal Home Loan Bank 4.125% due 2/15/08 with a value of $1,398,270) (Cost: $1,366,000)	01/03/06	3.50%	1,366,000

Total Investment: 99.6% (Cost: $32,834,251)			42,468,204
Other Assets Less Liabilities: 0.4%			178,974

Net Assets: 100.0%			$42,647,178

Glossary:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

† Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $26,921,336, which represented 63.1% of net assets.

Summary of Investments by Industry (Unaudited)	% of Net Assets

Basic Materials	8.3%
Communications	4.1%
Consumer—Cyclical	12.0%
Consumer—Non-cyclical	6.0%
Diversified	4.4%
Energy	8.1%
Financial	12.7%
Industrial	17.1%
Industrial—Metal Processors	4.0%
Industrial—Transportation	4.6%
Technology	15.0%
Short-Term Obligations	3.3%
Other Assets Less Liabilities	0.4%

Net Assets	100.0%

See Notes to Financial Statements

Global Hard Assets Fund
Schedule of Portfolio Investments
December 31, 2005

No. of Shares	Securities	Value (Note 1)

Common Stocks:
Australia: 7.3%
26,846	BHP Billiton Ltd.#	$447,112
587,462	BHP Billiton PLC (GBP)#	9,614,446
377,000	Bluescope Steel Ltd.#	1,913,582
329,215	Newcrest Mining Ltd.#	5,842,893
542,500	Oil Search Ltd.#	1,456,846
41,000	Rio Tinto Ltd.#	2,060,194
160,500	Santos Ltd.#	1,439,966

		22,775,039

Austria: 0.9%
50,000	OMV AG#	2,904,018

Bermuda: 1.3%
235,000	Ship Finance International Ltd. (USD)	3,971,500

Brazil: 3.4%
180,200	Companhia Vale do Rio Doce (ADR)	7,413,428
43,500	Petróleo Brasileiro S.A. (ADR)	3,100,245

		10,513,673

Canada: 17.6%
191,000	Agnico-Eagle Mines Ltd. (USD)†	3,774,160
20,000	Agnico-Eagle Mines Ltd. Warrants (USD) ($19.00, expiring 11/07/07)†	91,800
205,000	Bema Gold Corp.†	594,305
123,700	Bema Gold Corp.†R	358,613
707,700	Brazilian Resources, Inc.†#	45,660
27,000	Brookfield Properties Corp.	799,234
15,900	Brookfield Properties Corp. (USD)	467,778
100,000	Cumberland Resources Ltd.†	223,666
24,450	Ensign Energy Services, Inc.	986,876
29,138	Falconbridge Ltd.	864,778
170,000	Find Energy Ltd.†	1,355,671
37,000	First Capital Realty, Inc.	736,849
13,900	First Quantum Minerals Ltd.	445,417
30,000	FNX Mining Co., Inc.†R	350,725
71,000	Gammon Lake Resources, Inc.†	843,486
467,000	Killam Properties†R	1,157,005
378,700	Kinross Gold Corp. (USD)†	3,491,614
218,000	LionOre Mining International Ltd.†	928,298
575,000	Miramar Mining Corp.†	1,444,363
360,000	Northern Orion Resources, Inc.†R	1,173,728
301,500	Northern Orion Resources, Inc. Warrants (CAD 2.00, expiring 5/29/08)†R	531,700
7,800	NQL Energy Services, Inc. (Class A)†R	42,273
72,500	Parkbridge Lifestyles Communities, Inc.†	311,841
58,800	Penn West Energy Trust	1,921,641
52,200	Petro-Canada (USD)†	2,092,698
386,100	Petrolifera Petroleum Ltd.†R	2,557,504
44,550	Petrolifera Petroleum Ltd. Warrants (CAD 1.50, expiring 9/11/06)†#R	237,610
148,500	Petrolifera Petroleum Ltd. Warrants (CAD 3.00, expiring 5/8/07)†R	670,674
240,000	Placer Dome, Inc. (USD)	5,503,200
11,400	Suncor Energy Inc.	719,040
35,600	Suncor Energy, Inc. (USD)	2,247,428
172,000	Talisman Energy, Inc.	9,114,543

No. of Shares	Securities	Value (Note 1)

Canada: (continued)
19,500	Talisman Energy, Inc. (USD)	$1,030,965
60,000	Teck Cominco Ltd.	3,202,718
29,500	Tenke Mining Corp.†	232,204
182,600	TimberWest Forest Corp. (Stapled Units)	2,419,063
34,600	Trican Well Service Ltd.†	1,666,824

		54,635,952

Finland: 0.3%
67,500	Stora Enso Oyj (R Shares)#	913,578

Hong Kong: 0.1%
44,400	Sun Hung Kai Properties Ltd.#	431,226

Indonesia: 0.0%
100,000	PT Medco Energi Internasional Tbk#	34,232

Norway: 1.7%
485,000	SeaDrill Ltd.†#	3,889,447
106,500	Sinvest ASA†#	1,350,293

		5,239,740

South Africa: 2.1%
45,000	Gold Fields Ltd.#	798,476
238,600	Gold Fields Ltd. (Sponsored ADR)	4,206,518
125,100	Sappi Ltd. (ADR)	1,417,383

		6,422,377

United Kingdom: 1.5%
281,000	Randgold Resources Ltd. (ADR)†	4,532,530

United States: 60.6%
229,200	AK Steel Holding Corp.†	1,822,140
30,900	Alcoa, Inc.	913,713
91,700	Alpha Natural Resources, Inc.†	1,761,557
97,700	American Commercial Lines, Inc.†	2,959,333
47,800	Apache Corp.	3,275,256
192,000	Archer-Daniels-Midland Co.	4,734,720
108,700	Aventine Renewable Energy Holdings, Inc.†#R	1,413,100
374,500	BJ Services Co.	13,732,914
418,900	Bois d’ Arc Energy, Inc.†	6,643,754
55,000	Bunge Ltd.	3,113,550
75,800	Century Aluminum Co.†	1,986,718
52,000	Chicago Bridge & Iron Co. N.V.	1,310,920
97,000	ConocoPhillips	5,643,460
89,800	Cooper Cameron Corp.†	3,717,720
439,300	Delta Petroleum Corp.	9,563,560
84,400	ENSCO International, Inc.	3,743,140
71,000	EOG Resources, Inc.	5,209,270
58,100	Exxon Mobil Corp.	3,263,477
145,100	FMC Technologies Inc.†	6,227,692
48,200	Frontier Oil Corp.	1,808,946
82,900	Glamis Gold Ltd.†	2,278,092
186,900	GlobalSantaFe Corp.	8,999,235
42,000	Golden Star Resources Ltd.†	111,300
153,200	Halliburton Co.	9,492,271
89,800	Inco Ltd.	3,912,586
127,500	La Quinta Corp. (Paired Certificates)†	1,420,350
46,100	Longview Fibre Co.	959,341

See Notes to Financial Statements

Global Hard Assets Fund
Schedule of Portfolio Investments (continued)
December 31, 2005

No. of Shares	Securities	Value (Note 1)

United States: (continued)
62,600	McDermott International, Inc.†	$2,792,586
108,300	Mercer International, Inc.†	851,238
102,750	Nabors Industries Ltd.†	7,783,313
80,958	National Oilwell Varco, Inc.†	5,076,067
123,800	Newfield Exploration Co.†	6,198,666
28,600	Oil States International, Inc.†	906,048
123,000	Patterson-UTI Energy Inc.	4,052,850
346,600	Southwestern Energy Co.†	12,456,803
13,000	Starwood Hotels & Resorts Worldwide, Inc.	830,180
65,500	Temple-Inland, Inc.	2,937,675
140,900	Todco	5,362,654
90,000	Transocean, Inc.†	6,272,100
104,900	United States Steel Corp.	5,042,543
95,600	Valero Energy Corp.	4,932,960
63,400	Weatherford International Ltd.†	2,295,080
50,800	Weyerhaeuser Co.	3,370,072
155,200	XTO Energy, Inc.	6,819,488

		187,998,438

Total Common Stocks: 96.8% (Cost: $209,794,222)		300,372,303

Preferred Stock:
Canada: 0.1%
3,571	Falconbridge Ltd. JrPfd (Series 1) (USD)	90,168
3,571	Falconbridge Ltd. JrPfd (Series 2) (USD)	90,168
1,737	Falconbridge Ltd. JrPfd (Series 3) (USD)	44,033

		224,369

Russia: 0.2%
7,800	Surgutneftegaz, Inc. (Sponsored ADR)	693,420

Total Preferred Stocks: 0.3% (Cost: $229,010)		917,789

Short-Term Obligations: 2.4%

	Date of Maturity	Coupon

Repurchase Agreement (Note 9): Purchased on 12/30/05; Maturity value $7,439,892 (with State Street Bank & Trust Co., collateralized by $7,570,000 Federal Home Loan Bank 4.125% due 2/15/08 with a value of $7,587,744) (Cost: $7,437,000)	01/03/06	3.50%	7,437,000

Total Investments: 99.5% (Cost: $217,460,232)			308,727,092
Other assets less liabilities: 0.5%			1,579,600

Net Assets: 100.0%			$310,306,692

Glossary:

ADR - American Depositary Receipt

† Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $34,792,679 which represented 11.2% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities are considered liquid, unless otherwise noted, and the market value amounted to $8,492,932 or 2.7% of total net assets.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets

Aventine Renewable Energy Holdings, Inc.(a)	12/12/05	$1,413,100	$1,413,100	0.4%
Bema Gold Corporation	12/6/02	151,624	358,613	0.1%
FNX Mining Co., Inc.	6/27/02	98,671	350,725	0.1%
Killam Properties	11/11/03	599,288	1,157,005	0.4%
Northern Orion Resources, Inc.	5/16/03	343,486	1,173,728	0.4%
Northern Orion Resources, Inc. Warrants(a)	5/16/03	—	531,700	0.2%
NQL Drilling Tools, Inc.	8/31/99	43,973	42,273	0.0%
Petrolifera Petroleum Ltd.	3/7/05	50,787	2,557,504	0.8%
Petrolifera Petroleum Ltd. Warrants	11/2/05	—	670,674	0.2%
Petrolifera Petroleum Ltd. Warrants(a)	3/7/05	—	237,610	0.1%

			$8,492,932	2.7%

(a) - Illiquid security.

Summary of Investments by Sector (Unaudited)	% of Net Assets

Agriculture	2.5%
Basic Industry	1.3%
Energy	62.3%
Forest Products and Paper	4.2%
Industrial Metals	13.5%
Precious Metals	11.3%
Real Estate	2.0%
Short-Term Obligations	2.4%
Other Assets Less Liabilities	0.5%

100.0%

See Notes to Financial Statements

International Investors Gold Fund
Schedule of Portfolio Investments
December 31, 2005

No. of Shares	Securities	Value (Note 1)

Common Stocks:
Australia: 9.7%
2,865,000	Adamus Resources Ltd.†#	$1,256,492
6,273,788	Lihir Gold Ltd.†#	10,000,314
909,685	Newcrest Mining Ltd.#	16,145,050
422,000	Sino Gold Ltd.†#	1,074,032
8,175,000	Tanami Gold NL†#	1,049,099
49,503	Yilgarn Mining Ltd.†#	7,084

		29,532,071

Canada: 59.2%
79,590	Agnico-Eagle Mines Ltd.	1,576,121
847,800	Agnico-Eagle Mines Ltd. (USD)	16,752,528
250,000	Aquiline Resources, Inc.†	354,854
390,000	Aquiline Resources, Inc.†R	553,572
195,000	Aquiline Resources, Inc. Warrants (CAD 2.00, expiring 10/12/06)†#R	—
650,000	Aurelian Resources, Inc.†	279,582
100,000	Aurizon Mines Ltd.†	149,684
3,050,000	Aurizon Mines Ltd.†R	4,565,358
1,000,000	Axmin Inc.†R	481,741
300,000	Barrick Gold Corp.	8,361,000
632,000	Bear Creek Mining Corp.†R	2,370,442
316,000	Bear Creek Mining Corp. Warrants (CAD 4.25, expiring 8/30/07)†#R	29,902
920,000	Bema Gold Corp. (USD)†	2,677,200
500,000	Bema Gold Corp. Warrants (CAD 1.90, expiring 10/27/07)†	761,323
618,800	Brazauro Resources Corp.†	809,132
78,000	Centerra Gold Inc.†	1,888,855
550,000	Claude Resources, Inc.†	544,109
1,200,000	Claude Resources, Inc.†R	1,187,148
219,100	Cumberland Resources Ltd.†	490,051
1,000,000	Cumberland Resources Ltd.†R	2,236,656
1,800,000	Eldorado Gold Corp.†R	8,810,702
240,000	Gabriel Resources Ltd.†	586,348
560,000	Gabriel Resources Ltd.†R	1,368,145
280,000	Gabriel Resources Ltd. Warrants (CAD 2.75, expiring 3/31/07)†R	240,871
735,000	Gammon Lake Resources, Inc.†	8,731,859
2,271,000	Glencairn Gold Corp.†	840,062
341,500	Goldcorp Inc.	7,608,800
15,800	Goldcorp, Inc. (Class A) (USD)	352,024
1,750,000	Goldcorp, Inc. Warrants (CAD 6.60, expiring 5/30/07)†	7,301,389
350,000	Great Basin Gold Ltd.†	541,959
300,000	Great Basin Gold Ltd.†R	464,536
533,300	High River Gold Mines Ltd.†	678,983
1,388,200	Iamgold Corp.	10,938,889
1,100,000	Ivanhoe Mines Ltd.†	7,901,415
955,005	Kinross Gold Corp.†	8,823,393
1,004,490	Kinross Gold Corp.† (USD)	9,261,398
565,660	Meridian Gold, Inc.†	12,398,827
720,000	Mexgold Resources, Inc.†	3,022,582
360,000	Mexgold Resources, Inc. Warrants (CAD 2.50, expiring 2/26/06)†#R	737,064
50,000	Minefinders Corp.†	253,774
450,000	Minefinders Corp.†R	2,283,970
1,917,300	Miramar Mining Corp.†	4,816,135

No. of Shares	Securities	Value (Note 1)

Canada: (continued)
245,000	New Gold Inc.†R	$1,643,942
572,000	Northern Orion Resources, Inc.†R	1,864,923
536,000	Northern Orion Resources, Inc. Warrants (CAD 2.00, expiring 5/29/08)†R	945,245
770,000	Northgate Minerals Corp.†	1,410,899
500,000	Northgate Minerals Corp.†R	916,169
166,666	Northgate Minerals Corp. Warrants (CAD 3.00, expiring 12/28/06)†R	35,844
2,585,000	Orezone Resources, Inc.†	4,781,066
226,759	PAN American Silver Corp.†	4,273,981
118,380	PAN American Silver Corp. Warrants (CAD 12.00, expiring 2/20/08)†	1,153,809
389,875	Placer Dome, Inc. (USD)	8,939,834
555,555	Red Back Mining, Inc.†	1,304,714
400,000	River Gold Mines Ltd.†	320,014
503,000	Silver Wheaton Corp.†	2,920,771
1,257,500	Silver Wheaton Corp. Warrants (CAD 4.00, expiring 8/05/09)†	713,966
620,000	Silvercorp Metals, Inc.†	2,800,120
66,600	Tenke Mining Corp.	524,229
260,000	Wolfden Resources, Inc.†	827,562
475,000	Wolfden Resources, Inc.†R	1,511,893

		180,921,364

Peru: 1.8%
202,000	Cia de Minas Buenaventura S.A. (Series B) (ADR)	5,716,600

South Africa: 11.1%
40,000	Anglo Platinum Ltd.#	2,887,138
174,249	AngloGold Ashanti Ltd. (Sponsored ADR)	8,595,703
785,162	Gold Fields Ltd. (Sponsored ADR)	13,842,406
650,000	Harmony Gold Mining Co. Ltd. (Sponsored ADR)†	8,482,500

		33,807,747

United Kingdom: 6.5%
57,000	Lonmin PLC#	1,582,723
1,125,000	Randgold Resources Ltd. (ADR)†	18,146,250

		19,728,973

United States: 9.9%
1,100,000	Crystallex International Corp.†	2,376,000
710,300	Glamis Gold Ltd.†	19,519,044
24,000	Golden Star Resources Ltd. (CAD)†R	63,796
287,400	Hecla Mining Co.†	1,166,844
150,000	Metallica Resources, Inc.†	277,431
1,460,000	Metallica Resources, Inc.†R	2,700,331
30,000	Metallica Resources, Inc. (USD)†	55,800
255,000	Metallica Resources, Inc. Warrants (CAD 3.10, expiring 12/11/08)†R	123,941
109,100	Royal Gold, Inc.	3,789,043

		30,072,230

Total Common Stocks: 98.2% (Cost: $125,194,823)		299,778,985

See Notes to Financial Statements

International Investors Gold Fund
Schedule of Portfolio Investments (continued)
December 31, 2005

Principal Amount	Securities	Value (Note 1)

Corporate Notes:
South Africa: 0.9%
$ 3,000,000	Durban Roodeport Deep Ltd. (USD) 6.00%11/12/06 Senior Convertible Note R (Cost: $3,000,000)	$2,786,250

Short-Term Obligations: 1.6%

	Date of Maturity	Interest Rate

Repurchase Agreement (Note 9): Purchased on 12/30/05; maturity value $5,022,953 (with State Street Bank & Trust Co., collateralized by $5,110,000 Federal Home Loan Bank 4.125% due 2/15/08 with a value of $5,121,978) (Cost $5,021,000)	1/3/06	3.50%	5,021,000

Total Investments: 100.7% (Cost: $133,215,823)			307,586,235
Other assets less liabilities: (0.7)%			(2,206,108)

Net Assets: 100.0%			$305,380,127

Glossary:

ADR - American Depositary Receipt

† Non-Income Producing

#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $34,768,898, which represented 11.4% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities are considered liquid, unless otherwise noted, and the market value amounted to $37,922,441 or 12.4% of total net assets.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets

Aquiline Resources, Inc.	9/27/05	$529,932	$553,572	0.2%
Aquiline Resources Inc. Warrants(a)	9/27/05	—	—	0.0%
Aurizon Mines Ltd.	3/27/02	1,529,444	4,565,358	1.5%
AXMIN Inc.	11/16/01	157,230	481,741	0.2%
Bear Creek Mining Corp.	8/15/05	1,716,196	2,370,442	0.8%
Bear Creek Mining Corp. Warrants(a)	8/15/05	—	29,902	0.0%
Claude Resources, Inc.	3/28/05	760,456	1,187,148	0.4%
Cumberland Resources Ltd.	7/28/00	1,349,412	2,236,656	0.7%
Durban Roodeport Deep Ltd. Note (USD)(a)	11/4/02	3,000,000	2,786,250	0.9%
Eldorado Gold Corp.	2/5/02	475,113	8,810,702	2.9%
Gabriel Resources Ltd.	3/17/05	930,608	1,368,145	0.4%
Gabriel Resources Ltd. Warrants(a)	3/17/05	—	240,871	0.1%
Golden Star Resources Ltd.	7/18/02	29,780	63,796	0.0%
Great Basin Gold Ltd.	5/28/02	293,351	464,536	0.2%
Metallica Resources, Inc.	2/25/03	1,814,032	2,700,331	0.9%
Metallica Resources, Inc. Warrants(a)	2/13/04	—	123,941	0.1%
Mexgold Resources, Inc. Warrants(a)	11/26/03	—	737,064	0.1%
Minefinders Corp.	3/20/02	652,585	2,283,970	0.7%
New Gold Inc.	10/21/03	1,316,193	1,643,942	0.6%
Northern Orion Resources, Inc.	5/16/03	545,761	1,864,923	0.6%
Northern Orion Resources, Inc. Warrants(a)	5/16/03	—	945,245	0.3%
Northgate Exploration, Ltd.(a)	10/16/02	349,920	916,169	0.3%
Northgate Exploration, Ltd. Warrants	6/7/02	—	35,844	0.0%
Wolfden Resources, Inc.	9/18/03	1,308,684	1,511,893	0.5%

			$37,922,441	12.4%

(a) - Illiquid security.

Summary of Investments by Industry (Unaudited)	% of Net Assets

Gold	92.6%
Silver	3.9%
Copper	2.1%
Platinum	0.5%
Short-Term Investments	1.6%
Other assets less liabilities	(0.7%)

100.0%

See Notes to Financial Statements

Van Eck Funds
Statements of Assets and Liabilities
December 31, 2005

	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund

Assets:
Investments at cost	$32,834,251	$217,460,232	$133,215,823

Investments at value (Note 1)	$42,468,204	$308,727,092	$307,586,235
Cash	75,056	27,065	738
Foreign currency (cost: $1,025,411, $500 and $46)	1,036,378	501	46
Receivables:
Securities sold	—	—	759,616
Capital shares sold	574,472	1,553,958	1,226,201
Dividends and interest	46,231	237,862	96,893
Prepaid expenses and other assets	45,060	290,908	72,069

Total assets	44,245,401	310,837,386	309,741,798

Liabilities:
Payables:
Securities purchased	210,420	—	—
Capital shares redeemed	63,234	195,865	420,649
Due to Adviser (Note 2)	26,277	115,622	247,711
Due to Distributor (Note 5)	20,482	159,971	68,465
Accrued expenses	125,349	59,236	159,918
Dividends payable	1,152,461	—	3,464,928

Total liabilities	1,598,223	530,694	4,361,671

Net Assets	$42,647,178	$310,306,692	$305,380,127

Class A Shares:
Net Assets	$36,381,378	$233,685,217	$294,999,336

Shares outstanding	3,313,816	7,030,568	23,864,478

Net asset value and redemption price per share	$10.98	$33.24	$12.36

Maximum offering price per share	$11.65	$35.27	$13.11

Class C Shares:
Net Assets	$6,265,800	$76,621,475	$10,380,791

Shares outstanding	574,810	2,401,607	853,198

Net asset value, maximum offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$10.90	$31.90	$12.17

Net Assets consist of:
Aggregate paid in capital	$33,590,815	$225,401,474	$123,745,487
Unrealized appreciation of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in foreign currencies	9,597,125	91,267,335	174,366,990
Accumulated net investment loss	(36,436)	(152,813)	(3,734,639)
Undistributed/accumulated realized gain (loss)	(504,326)	(6,209,304)	11,002,289

Net Assets	$42,647,178	$310,306,692	$305,380,127

See Notes to Financial Statements

Van Eck Funds
Statements of Operations
Year Ended December 31, 2005

	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund

Income:
Dividends	$961,682	$2,058,888	$913,775
Interest	39,636	334,881	276,008
Foreign taxes withheld	(85,428)	(95,571)	(59,189)

Total income	915,890	2,298,198	1,130,594

Expenses:
Management (Note 2)	269,532	1,999,740	1,893,357
Distribution Class A (Note 5)	160,432	767,127	612,378
Distribution Class C (Note 5) (net of reimbursements of $23,338, $113,949 and $25,323)	15,174	351,538	49,640
Transfer agent (Class A)	51,172	251,442	526,504
Transfer agent (Class C)	53,123	84,274	36,742
Administration (Note 2)	89,844	—	631,119
Custodian	81,725	46,543	53,272
Professional services	65,170	147,860	198,785
Registration (Class A)	12,519	49,035	15,519
Registration (Class C)	11,181	—	10,543
Insurance	17,375	61,162	143,268
Reports to shareholders	11,938	56,218	68,626
Trustees’ fees and expenses (Note 8)	9,678	39,241	51,874
Interest expense (Note 12)	3,531	1,467	31,999
Other	11,735	7,372	51,336

Total expenses	864,129	3,863,019	4,374,962
Expense reduction (Note 2)	(102,444)	(503,028)	(27,851)

Net expenses	761,685	3,359,991	4,347,111

Net investment income (loss)	154,205	(1,061,793)	(3,216,517)

Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain from investments	7,380,576	22,761,202	40,190,022
Realized gain (loss) from forward foreign currency contracts and foreign currency transactions	(148,122)	(35,843)	71,508
Realized gain from options	—	78,702	—
Realized loss from futures	—	(36,325)	—
Change in unrealized appreciation of investments	2,337,758	62,845,717	47,386,544
Change in unrealized appreciation of foreign currency, forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	7,883	(119)	58,320

Net gain on investments and foreign currency transactions	9,578,095	85,613,334	87,706,394

Net Increase in Net Assets Resulting from Operations	$9,732,300	$84,551,541	$84,489,877

See Notes to Financial Statements

Van Eck Funds
Statements of Changes in Net Assets

	Emerging Markets		Global Hard Assets
	Fund		Fund

	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

Change in Net Assets:
Operations:
Net investment income (loss)	$154,205	$31,045	$(1,061,793)	$(207,245)
Realized gain from investments	7,380,576	5,233,875	22,761,202	9,642,549
Realized gain (loss) from forward foreign currency contracts and foreign currency transactions	(148,122)	(106,388)	(35,843)	5,104
Realized gain from futures and options	—	—	42,377	563,117
Change in unrealized appreciation of investments	2,337,758	163,192	62,845,717	8,354,772
Change in unrealized appreciation of foreign currency, forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	7,883	7,557	(119)	404

Increase (decrease) in net assets resulting from operations	9,732,300	5,329,281	84,551,541	18,358,701

Distributions to shareholders from:
Net investment income:
Class A Shares	(148,727)	—	—	—
Class C Shares	(5,970)	—	—	—
Realized gain:
Class A Shares	(4,825,896)	(1,177,692)	—	—
Class C Shares	(834,878)	(106,247)	—	—

Total distributions	(5,815,471)	(1,283,939)	—	—

Capital share transactions (Note 6):
Net proceeds from sales of shares:
Class A Shares	4,637,999	5,677,612	113,586,118	29,347,550
Class C Shares	3,516,288	1,107,347	41,154,702	16,026,620

	8,154,287	6,784,959	154,740,820	45,374,170

Reinvestment of dividends:
Class A Shares	4,031,655	995,149	—	—
Class C Shares	601,870	66,336	—	—

	4,633,525	1,061,485	—	—

Cost of shares reacquired:
Class A Shares	(6,364,595)	(8,965,155)	(30,084,911)	(23,620,369)
Class C Shares	(720,765)	(1,520,646)	(10,584,670)	(4,580,483)

	(7,085,360)	(10,485,801)	(40,669,581)	(28,200,852)

Increase (decrease) in net assets resulting from capital share transactions	5,702,452	(2,639,357)	114,071,239	17,173,318
Capital contribution from Adviser (Note 2)	—	—	—	—

Total increase (decrease) in net assets	9,619,281	1,405,985	198,622,780	35,532,019
Net Assets:
Beginning of year	33,027,897	31,621,912	111,683,912	76,151,893

End of year	$42,647,178	$33,027,897	$310,306,692	$111,683,912

Accumulated/undistributed net investment income (loss)	$(36,436)	$(29,957)	$(152,813)	$46,054

See Notes to Financial Statements

	International Investors Gold
	Fund

	Year Ended December 31,	Year Ended December 31,
	2005	2004

Change in Net Assets:
Operations:
Net investment income (loss)	$(3,216,517)	$(3,584,010)
Realized gain from investments	40,190,022	24,808,023
Realized gain (loss) from forward foreign currency contracts and foreign currency transactions	71,508	25,995
Realized gain from futures and options	—	—
Change in unrealized appreciation of investments	47,386,544	(46,016,204)
Change in unrealized appreciation of foreign currency, forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	58,320	(101,372)

Increase (decrease) in net assets resulting from operations	84,489,877	(24,867,568)

Distributions to shareholders from:
Net investment income:
Class A Shares	(449,085)	(1,441,912)
Class C Shares	(16,006)	(42,627)
Realized gain:
Class A Shares	(19,533,756)	(21,867,818)
Class C Shares	(697,466)	(646,514)

Total distributions	(20,696,313)	(23,998,871)

Capital share transactions (Note 6):
Net proceeds from sales of shares:
Class A Shares	18,839,024	21,406,557
Class C Shares	2,198,642	6,205,762

	21,037,666	27,612,319

Reinvestment of dividends:	16,723,589	19,615,110
Class A Shares	505,877	456,861

Class C Shares	17,229,466	20,071,971

Cost of shares reacquired:
Class A Shares	(57,742,763)	(43,768,503)
Class C Shares	(1,723,613)	(1,681,025)

	(59,466,376)	(45,449,528)

Increase (decrease) in net assets resulting from capital share transactions	(21,199,244)	2,234,762
Capital contribution from Adviser (Note 2)	—	18,910

Total increase (decrease) in net assets	42,594,320	(46,612,767)
Net Assets:
Beginning of year	262,785,807	309,398,574

End of year	$305,380,127	$262,785,807

Accumulated/undistributed net investment income (loss)	$(3,734,639)	$(5,172,989)

See Notes to Financial Statements

Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A							Class C

	Year Ended December 31,							Year Ended December 31,		For the Period October 3, 2003* through December 31, 2003

	2005	2004	2003	2002		2001		2005	2004

Net Asset Value, Beginning of Period	$9.78	$8.49	$4.85	$6.47		$8.98		$9.69	$8.50	$7.44

Income from Investment Operations:
Net Investment Income (Loss)	0.05	0.01	0.05	(0.02)		(0.09)		0.05	(0.04)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.85	1.67	3.59	(1.60)		(2.37)		2.83	1.62	1.05

Total from Investment Operations	2.90	1.68	3.64	(1.62)		(2.46)		2.88	1.58	1.06

Less Distributions from:
Net Investment Income	(0.05)	—	—	—		—	(c)	(0.02)	—	—
Realized Gains	(1.65)	(0.39)	—	—		(0.05)		(1.65)	(0.39)	—

Total Distributions	(1.70)	(0.39)	—	—		(0.05)		(1.67)	(0.39)	—

Net Asset Value, End of Period	$10.98	$9.78	$8.49	$4.85		$6.47		$10.90	$9.69	$8.50

Total Return (a)	29.77%	19.79%	75.05%	(25.04	) %	(27.32	) %	29.77%	18.59%	14.25%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$36,381	$30,461	$28,956	$9,578		$13,032		$6,266	$2,567	$2,665
Ratio of Gross Expenses to Average Net Assets	2.26%	2.63%	3.08%	2.91%		2.45%		3.62%	3.80%	2.76	%(d)
Ratio of Net Expenses to Average Net Assets (b)	2.11%	2.21%	2.00%	2.00%		2.04%		2.16%	2.75%	2.50	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.46%	0.15%	0.71%	(0.30	) %	(0.95)%		0.19%	(0.38)%	0.67	%(d)
Portfolio Turnover Rate	101%	121%	128%	120%		56%		101%	121%	128%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b)

Excluding interest expense, the ratios would be 2.10%, 2.19%, 2.00%, 2.00%, and 2.00% for Class A Shares for the years ending December 31, 2005, 2004, 2003, 2002 and 2001, respecitvely and 2.15%, 2.75%, and 2.50% for Class C Shares for the periods ending December 31, 2005, 2004 and 2003, respectively.

(c)	Amount represents less than $0.005 per share.

(d)	Annualized.

*	Inception date of Class C Shares.

See Notes to Financial Statements

Global Hard Assets Fund

Financial Highlights
For a share outstanding throughout each year:

	Class A					Class C

	Year Ended December 31,					Year Ended December 31,

	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$22.35	$18.19	$12.77	$11.96	$13.08	$21.57	$17.66	$12.55	$11.87	$13.01

Income from Investment Operations:
Net Investment Loss	(0.11)	(0.02)	(0.08)	(0.05)	(0.03)	(0.12)	(0.10)	(0.05)	(0.19)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	11.00	4.18	5.50	0.86	(1.09)	10.45	4.01	5.16	0.87	(1.00)

Total from Investment Operations	10.89	4.16	5.42	0.81	(1.12)	10.33	3.91	5.11	0.68	(1.14)

Net Asset Value, End of Year	$33.24	$22.35	$18.19	$12.77	$11.96	$31.90	$21.57	$17.66	$12.55	$11.87

Total Return (a)	48.72%	22.87%	42.44%	6.77%	(8.56)%	47.94%	22.14%	40.72%	5.73%	(8.83)%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$233,685	$84,872	$64,661	$39,106	$49,244	$76,621	$26,812	$11,490	$2,202	$2,066
Ratio of Gross Expenses to Average Net Assets	1.88%	2.08%	2.43%	2.64%	2.76%	2.08%	2.50%	3.76%	3.72%	3.20%
Ratio of Net Expenses to Average Net Assets (b)	1.56%	1.85%	2.43%	2.64%	2.68%	2.07%	2.44%	3.76%	3.72%	3.08%
Ratio of Net Investment Loss to Average Net Assets	(0.42)%	(0.12)%	(0.68)%	(0.31)%	(0.51)%	(0.89)%	(0.71)%	(0.75)%	(1.36)%	(0.73)%
Portfolio Turnover Rate	51%	54%	40%	177%	265%	51%	54%	40%	177%	265%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratios would be 1.56%, 1.85%, 2.43%, 2.61%, and 2.58% for Class A Shares for the years ending December 31, 2005, 2004, 2003, 2002 and 2001 , respecitvely and 2.07%, 2.44%, 3.76%, 3.70% and 3.08% for Class C Shares for the years ending December 31, 2005, 2004, 2003, 2002 and 2001, respectively.

See Notes to Financial Statements

International Investors Gold Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A						Class C

	Year Ended December 31,						Year Ended December 31,		For the Period October 3, 2003* through December 31, 2003

	2005	2004	2003	2002	2001		2005	2004

Net Asset Value, Beginning of Period	$9.77	$11.64	$8.30	$5.36	$4.45		$9.67	$11.61	$9.28

Income from Investment Operations:
Net Investment Income (Loss)	(0.15)	0.07	(0.10)	(0.01)	0.01		(0.14)	0.05	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.63	(0.97)	3.66	4.86	0.91		3.53	(1.02)	2.36

Total from Investment Operations	3.48	(0.90)	3.56	4.85	0.92		3.39	(0.97)	2.33

Less Distributions from:
Net Investment Income	(0.02)	(0.26)	—	—	(0.01)		(0.02)	(0.26)	—
Net Realized Gains	(0.87)	(0.71)	(0.22)	(1.91)	—		(0.87)	(0.71)	—

Total Distributions	(0.89)	(0.97)	(0.22)	(1.91)	(0.01)		(0.89)	(0.97)	—

Net Asset Value, End of Period	$12.36	$9.77	$11.64	$8.30	$5.36		$12.17	$9.67	$11.61

Total Return (a)	35.62%	(7.73)%	44.25%	90.48%	20.74%		35.06%	(8.36)%	25.11%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$294,999	$255,281	$305,863	$204,468	$121,767		$10,381	$7,505	$3,535
Ratio of Gross Expenses to Average Net Assets	1.71%	1.82%	1.87%	2.02%	2.25%		2.53%	2.58%	2.46	%(c)
Ratio of Net Expenses to Average Net Assets (b)	1.71%	1.82%	1.87%	2.02%	2.25%		2.16%	2.51%	2.46	%(c)
Ratio of Net Investment Income to Average Net Assets	(1.26)%	(1.34)%	(1.04)%	(0.14)%	0.09	%(c)	(1.71)%	(2.03)%	(1.99	)%(c)
Portfolio Turnover Rate	29%	31%	244%	720%	109%		29%	31%	244%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b)

Excluding interest expense, the ratios would be 1.69%, 1.82%, 1.85%, 1.96%, and 2.17% for Class A Shares for the years ending December 31, 2005, 2004, 2003, 2002 and 2001 , respecitvely and 2.15%, 2.51%, and 2.46% for Class C Shares for the periods ending December 31, 2005, 2004 and 2003, respectively.

(c)	Annualized.

*	Inception date of Class C Shares.

See Notes to Financial Statements

Van Eck Funds
Notes to Financial Statements

Note 1—Significant Accounting Policies—Van Eck Funds (the “Trust”), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of three portfolios: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A.

Security Valuation—Securities traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s daily net asset value. However, if the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Funds may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities.

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Option Contracts—The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument

Van Eck Funds
Notes to Financial Statements (continued)

or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no options outstanding at December 31, 2005.

G.

Futures—The Funds may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may buy and sell commodity future contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts outstanding at December 31, 2005.

H.

Short Sales—The Global Hard Assets Fund may make short sales of equity securities. Ashort sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker.Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. The Global Hard Assets Fund did not have any short sales during the year ended December 31, 2005.

I.

Structured Notes—The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When a Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2005, there were no structured notes outstanding.

Note 2—Management—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services for each of the Funds. The Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1.00% of the first $500 million of average daily net assets of the Fund, 0.65 of 1.00% of the next $250 million of average daily net assets and 0.50 of 1.00% of average daily net assets in excess of $750 million.

For the Emerging Markets Fund for the period May 1, 2004 through April 30, 2006, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A shares and 2.75% for Class C shares. For the year ended December 31, 2005, expenses were reduced by $102,444 under this agreement.

For the Global Hard Assets Fund for the period May 1, 2004 to April 30, 2005, the Adviser agreed to assume expenses exceeding 1.75% of average daily net assets for Class A shares and for the period March 24, 2004 through April 30, 2006, the Adviser agreed to assume expenses exceeding 2.50% of average daily net assets for Class C shares. Additionally, for the period May 1, 2005 to April 30, 2006, the Adviser agreed to assume expenses exceeding 1.50% of average daily net assets for Class A shares. For the year ended December 31, 2005, expenses were reduced by $503,028 under this agreement.

For the International Investors Gold Fund for the period May 1, 2004 through April 30, 2006, the Adviser agreed to assume expenses exceeding 2.50% of average daily net assets for Class C shares. For the year ended December 31, 2005, expenses were reduced by $27,851 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and at the rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

For the year ended December 31, 2005, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $2,738,800 in sales loads relating to the sale of shares of the Funds, of which $2,365,994 was reallowed to broker/dealers and the remaining $372,806 was retained by the Distributor.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of the adviser and the Distributor.

During 2004, the Adviser reimbursed the International Investors Gold Fund Class C shares $18,910 for a loss incurred due to the cancellation of a purchase of Fund shares.

Van Eck Funds
Notes to Financial Statements (continued)

Note 3—Investments—For the year ended December 31, 2005. purchases and sales of investment securities other than U.S. government obligations and short-term obligations for the year ended December 31, 2005, were as follows:

	Cost of	Proceeds from
	Investment	Investment
	Securities	Securities
	Purchased	Sold

Emerging Markets Fund	$34,644,876	$36,788,331
Global Hard Assets Fund	210,839,571	97,261,103
International Investors Gold Fund	72,609,438	118,180,432

Note 4—Income Taxes— For federal income tax purposes, the identified cost of investments owned at December 31, 2005 is $32,834,251, $217,610,724 and $141,341,620 for the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively. As of December 31, 2005, gross unrealized appreciation and depreciation of investments were as follows:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
Fund	Appreciation	Depreciation	Appreciation

Emerging Markets Fund	$11,001,180	$1,367,227	$9,633,953
Global Hard Assets Fund	93,098,169	1,981,801	91,116,368
International Investors Gold Fund	168,788,555	2,543,940	166,244,615

At December 31, 2005, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized
	Ordinary	Long Term	Capital and	Appreciation/
Fund	Income	Capital Gains	Other Losses	(Depreciation)	Total

Emerging Markets Fund	$1,362,382	$477,851	$(2,374,521)	$9,597,125	$9,062,837
Global Hard Assets Fund	—	4,077,828	(10,281,819)	91,116,843	84,912,852
International Investors Gold Fund	819,045	14,597,638	(283)	166,241,193	181,657,593

The tax character of distributions paid to shareholders during the years ended December 31, 2005 and December 31, 2004 were as follows:

	Emerging Markets Fund

	2005	2004

Ordinary Income*	$2,144,545	$—
Long Term Capital Gains	3,670,926	1,283,939

	$5,815,471	$1,283,939

	International Investors Gold Fund

	2005	2004

Ordinary Income*	$2,325,434	$6,432,746
Long Term Capital Gains	18,370,879	17,566,125

	$20,696,313	$23,998,871

*          Includes short term capital gains

Net capital, currency losses and losses in investments in Passive Foreign Investment Companies incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2005, the Funds’ intend to defer to January 1, 2006 for federal tax purposes post-October capital and currency losses and losses in investments in Passive Foreign Investment Companies as follows:

Fund	Ordinary Income

Emerging Markets Fund	$29,962
Global Hard Assets Fund	7,396
International Investors Gold Fund	283

At December 31, 2005, the Funds had capital loss carryforwards available to offset capital gains as follows:

		Expiring in the Year Ended
Fund		December 31,

Emerging Markets Fund	2008	$1,518,402
	2009	826,157

	Total	$2,344,559

Global Hard Assets Fund	2006	$6,159,303
	2007	3,364,193
	2009	750,927

	Total	$10,274,423

For Emerging Markets Fund, the capital loss carryforward is related to the acquisition of the Asia Dynasty Fund on October 31, 2003. This amount is subject to an annual limitation of $700,639 under tax rules. The Emerging Markets Fund utilized $700,639 of capital losses in the current fiscal year.

For Global Hard Assets Fund, $9,877,357 of the capital loss carry-forward is subject to an annual limitation of $841,231 under tax rules. The Global Hard Assets Fund utilized $18,785,932 of capital losses in the current fiscal year.

During the year ended December 31, 2005, as a result of permanent book to tax differences, primarily due to net operating losses, transactions in foreign currencies and investments in Real Estate Investment Trusts, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized income (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Van Eck Funds Notes to Financial Statements (continued)

Fund	Increase (Decrease) in Overdistributed/ Underdistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital

Emerging Markets Fund	$(5,987)	$13,333	$(7,346)
Global Hard Assets Fund	862,926	99,808	(962,734)
International Investors Gold Fund	5,119,958	(5,117,073)	(2,885)

Note 5—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund which is 0.25%) for Class A shares and 1.00% of average daily net assets for C shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2005 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 2005, were as follows:

Emerging Markets Fund—Class A	$1,294,068
Emerging Markets Fund—Class C	48,441
Global Hard Assets Fund—Class A	1,761,597
Global Hard Assets Fund—Class C	658,618
International Investors Gold Fund—Class A	4,191,205
International Investors Gold Fund—Class C	104,629

Note 6—Shareholder Transactions—Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund

	Year Ended December 31, 2005	Year Ended December 31, 2004

Class A
Shares sold	431,685	641,875
Shares reinvested	367,878	101,753
Shares reacquired	(600,506)	(1,037,615)

Net increase (decrease)	199,057	(293,987)

Class C
Shares sold	323,960	121,368
Shares reinvested	55,239	6,846
Shares reacquired	(69,347)	(176,998)

Net increase (decrease)	309,852	(48,784)

	Global Hard Assets Fund

	Year Ended December 31, 2005	Year Ended December 31, 2004

Class A
Shares sold	4,349,990	1,503,658
Shares reacquired	(1,117,219)	(1,260,763)

Net increase	3,232,771	242,895

Class C
Shares sold	1,569,666	837,699
Shares reacquired	(411,307)	(244,960)

Net increase	1,158,359	592,739

	International Investors Gold Fund

	Year Ended December 31, 2005	Year Ended December 31, 2004

Class A
Shares sold	1,842,643	2,032,511
Shares reinvested	1,353,010	2,007,688
Shares reacquired	(5,457,165)	(4,195,574)

Net decrease	(2,261,512)	(155,375)

Class C
Shares sold	207,862	588,407
Shares reinvested	41,561	47,245
Shares reacquired	(172,030)	(164,353)

Net increase	77,393	471,299

Note 7—Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2005, the Funds had no forward foreign currency contracts outstanding.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for its Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Funds’ contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. At December 31, 2005, the net value of the asset and corresponding liability of the Funds’ portion of the Plan is as follows: Emerging Markets Fund—$14,221, Global Hard Assets Fund—$27,844 and International Investors Gold Fund—$69,398.

Note 9—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds’ custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

Van Eck Funds Notes to Financial Statements (continued)

Note 10—Equity Swaps—The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as cash-initial margin. At December 31, 2005, there were no outstanding equity swaps.

Note 11—Commodity Swaps—The Funds may enter into commodity swaps to gain investment exposure to the relevant spread of the commodity reference prices. A commodity swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2005, there were no outstanding commodity swaps.

Note 12—Bank Line of Credit—The Trust participates with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2005, each of the Funds borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 21 day period for which a loan was outstanding amounted to $576,000 and the weighted average interest rate was 3.22%. The average daily loan balance for the Global Hard Assets Fund during the 5 day period for which a loan was outstanding amounted to $2,429,000 and the weighted average interest rate was 4.35%. The average daily loan balance for the International Investors Gold Fund during the 60 day period for which a loan was outstanding amounted to $4,155,000 and the weighted average interest rate was 4.04%. At December 31, 2005, the Funds had no outstanding borrowings under the Facility.

Note 13—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Funds, Inc.—Mid Cap Value
Schedule of Portfolio Investments
December 31, 2005

No. of Shares	Securities	Value (Note 1)

Common Stocks:
Basic Materials: 0.8%
5,494	Louisiana-Pacific Corp.	$150,920

Communications: 1.9%
7,093	CenturyTel, Inc.	235,204
5,586	PanAmSat Holding Corp.	136,857

		372,061

Consumer—Cyclical: 17.5%
4,728	Autoliv Inc.	214,746
10,512	Autonation, Inc.†	228,426
9,935	Circuit City Stores, Inc.	224,432
7,711	Dillards’s, Inc.	191,387
5,338	Federated Department Stores, Inc.	354,070
10,753	Goodyear Tire & Rubber Co.†	186,887
6,423	Lear Corp.	182,799
15,228	Mattel, Inc.	240,907
3,014	Meritage Homes Corp.†	189,641
4,776	J.C. Penney Co., Inc.	265,546
862	Reebok International Ltd.	50,194
2,599	Ryland Group, Inc.	187,466
7,768	Sabre Holdings Corp.	187,286
1,842	Sears Holdings Corp.†	212,806
5,588	Standard-Pacific Corp.	205,638
3,978	Wendy’s International, Inc.	219,824

		3,342,055

Consumer—Non-cyclical: 12.3%
6,756	AmerisourceBergen Corp.	279,698
5,008	Community Health Systems Inc.†	192,007
5,275	Equifax, Inc.	200,556
4,113	Health Net, Inc.†	212,025
3,253	Hershey Co.	179,728
4,245	Humana, Inc.†	230,631
13,400	King Pharmaceuticals, Inc.†	226,728
8,921	PepsiAmericas, Inc.	207,502
104	Reynolds American, Inc.	9,914
38	Seaboard Corp.	57,418
2,428	Sierra Health Services, Inc.†	194,143
9,066	Tyson Foods, Inc.	155,029
4,730	UST, Inc.	193,126

		2,338,505
Energy: 5.2%
2,100	Amerada Hess Corp.	266,322
5,228	Equitable Resources, Inc.	191,815
2,074	Kinder Morgan, Inc.	190,704
2,574	Sunoco, Inc.	201,750
6,003	Williams Companies, Inc.	139,090

		989,681

Finance: 39.2%
77	Alleghany Corp.†	21,868
5,532	American Financial Group, Inc.	211,931
1,070	American National Insurance Co.	125,179
8,203	AmeriCredit Corp.†	210,243
3,671	AmerUs Group Co.	208,036
17,967	Annaly Mortgage Management Inc.	196,559
4,028	Apartment Investment & Management Co.	152,540
7,398	Astoria Financial Corp.	217,501
2,659	Bear Stearns Companies, Inc.	307,194
2,946	CIGNA Corp.	329,068
3,888	CIT Group, Inc.	201,321
4,468	Comerica, Inc.	253,604
4,242	Commerce Bancshares, Inc.	221,093

No. of Shares	Securities	Value (Note 1)

Finance: (continued)
10,439	Crescent Real Estate Equities Co.	$206,901
4,944	A. G. Edwards, Inc.	231,676
8,956	Equity Office Properties Trust	271,635
5,227	Federated Investors, Inc.	193,608
459	First Citizens Bancorporation Inc.	80,059
5,451	Hanover Insurance Group, Inc.	227,688
1,779	IndyMac Bancorp, Inc.	69,417
5,345	Lincoln National Corp.	283,445
2,489	M & T Bank Corp.	271,425
1,183	MBIA, Inc.	71,169
9,454	Mellon Financial Corp.	323,800
3,562	MGIC Investment Corp.	234,451
5,076	Nationwide Financial Services, Inc.	223,344
5,564	New Century Financial Corp.	200,693
4,435	Northern Trust Corp.	229,822
8,852	Old Republic International Corp.	232,454
1,266	PMI Group, Inc.	51,995
6,791	Principal Financial Group	322,097
991	Radian Group, Inc.	58,063
4,559	Safeco Corp.	257,584
4,218	Stancorp Financial Group, Inc.	210,689
4,822	TCF Financial Corp.	130,869
3,126	Torchmark Corp.	173,806
11,567	UnumProvident Corp.	263,149

		7,475,976

Industrial: 11.3%
6,023	CSX Corp.	305,788
9,013	Eastman Kodak Co.	210,904
3,840	Energizer Holdings, Inc.†	191,194
5,515	GATX Corp.	198,981
2,340	Lafarge North America, Inc.	128,747
8,946	Laidlaw International, Inc.	207,816
2,595	Martin Marietta Materials, Inc.	199,088
346	Norfolk Southern Corp.	15,511
1,067	Overseas Shipholding Group	53,766
6,333	Republic Services, Inc.	237,804
9,833	Swift Transportation Co., Inc.†	199,610
3,369	USG Corp.†	218,985

		2,168,194

Technology: 2.2%
10,228	Freescale Semiconductor, Inc. (Class B)†	257,439
7,415	Fremont General Corp.	172,250

		429,689

Utilities: 9.5%
8,882	American Electric Power Co., Inc.	329,433
8,599	DPL, Inc.	223,660
7,289	Edison International	317,873
6,687	KeySpan Corp.	238,659
7,896	PNM Resources, Inc.	193,373
5,119	NRG Energy, Inc.†	241,207
6,068	Wisconsin Energy Corp.	237,016
1,543	Xcel Energy, Inc.	28,484

		1,809,705

Total Investments: 99.9% (Cost: $17,748,273)		19,076,786
Other assets less liabilities: 0.1%		15,962

Net Assets: 100.0%		$19,092,748

†	Non-income producing

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund
Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value (cost $17,748,273) (Note 1)	$19,076,786
Cash	54,594
Receivables:
Dividends	31,536
Prepaid expenses and other assets	6,847

Total assets	19,169,763

Liabilities:
Payables:
Capital shares redeemed	8,537
Due to Adviser (Note 2)	11,193
Due to Distributor (Note 2)	8,155
Accrued expenses	49,130

Total liabilities	77,015

Net Assets	$19,092,748

Shares outstanding	834,204

Net asset value, redemption and offering price per share	$22.89

Maximum offering price per share	$24.29

Net Assets consist of:
Aggregate paid in capital	$36,022,108
Unrealized appreciation of investments	1,328,513
Undistributed net investment income	2,852
Accumulated realized loss	(18,260,725)

$19,092,748

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund
Statement of Operations
Year Ended December 31, 2005

Income (Note 1):
Dividends (net foreign taxes withheld of $743)		$365,178
Interest		1,640

		366,818

Expenses:
Advisory fee (Note 2)	$147,909
Distribution (Note 2)	97,331
Transfer agency	64,109
Insurance	53,609
Professional services	32,726
Administration	29,582
Shareholder reports	21,111
Registration	15,384
Custodian	7,042
Directors’ fees and expenses	4,354
Other	3,645

Total expenses	476,802
Expenses assumed by the Adviser (Note 2)	(97,345)

Net expenses		379,457

Net investment loss		(12,639)

Realized and Unrealized Gain on Investments (Note 3):
Realized gain from security transactions		4,258,302
Change in unrealized appreciation of investments		(3,334,796)

Net gain on investments		923,506

Net Increase in Net Assets Resulting from Operations		$910,867

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004

Change in Net Assets:
Operations:
Net investment loss	$(12,639)	$(128,102)
Realized gain from security transactions	4,258,302	3,106,276
Change in unrealized appreciation of investments	(3,334,796)	637,058

Net increase in net assets resulting from operations	910,867	3,615,232

Capital share transactions:*
Proceeds from sale of shares	351,501	642,898
Cost of shares reacquired	(3,612,615)	(3,527,841)

Decrease in net assets resulting from capital share transactions	(3,261,114)	(2,884,943)

Total increase (decrease) in net assets	(2,350,247)	730,289

Net Assets:
Beginning of year	21,442,995	20,712,706

End of year	$19,092,748	$21,442,995

Undistributed net investment income	$2,852	$1,088

*Shares of Common Stock Issued (800,000,000 shares authorized of $0.001 par value)
Shares sold	16,282	33,170
Shares reacquired	(166,832)	(182,979)

Net decrease	(150,550)	(149,809)

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund
Financial Highlights
For a share outstanding throughout the year:

	Year Ended December 31,

	2005	2004	2003 (c)	2002 (d)	2001 (e)

Net Asset Value, Beginning of Year	$21.77	$18.26	$12.76	$18.14	$21.17

Income From Investment Operations:
Net Investment Loss	(0.01)	(0.13)	(0.10)	(0.08)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.13	3.64	5.60	(5.30)	(2.98)

Total from Investment Operations	1.12	3.51	5.50	(5.38)	(3.03)

Net Asset Value, End of Year	$22.89	$21.77	$18.26	$12.76	$18.14

Total Return (a)	5.14%	19.22%	43.10%	(29.66)%	(14.31)%

Ratios/Supplementary Data
Net Assets, End of Period (000’s)	$19,093	$21,443	$20,713	$19,058	$54,396
Ratio of Gross Expenses to Average Net Assets (b)	2.42%	2.63%	3.04%	3.07%	1.44%
Ratio of Net Expenses to Average Net Assets	1.92%	2.10%	2.10%	1.79%	1.35%
Ratio of Net Investment Loss to Average Net Assets	(0.06)%	(0.63)%	(0.60)%	(0.52)%	(0.25)%
Portfolio Turnover Rate	103%	73%	143%	335%	63%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Had fees not been waived and expenses not been assumed.

(c)	John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Management LLC began to operate as the sub-adviser to the Fund effective June 1, 2003.

(d)

Includes the operations of the Van Eck Funds I, Inc.—Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 named Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002 John A. Levin & Co. Inc. was named sub-adviser to the Fund.

(e)

The financial highlights table for 2001 is that of Van Eck Funds, Inc.—Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund). See Note 1 for details. The investment returns for 2001 of the Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund) were reflective of the previous investment adviser.

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund
Notes to Financial Statements

Note 1—Significant Accounting Policies—Van Eck Funds, Inc. (the “Company”), was incorporated under the laws of the State of Maryland on January 30, 2002 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of one fund in the series, Van Eck Mid Cap Value Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in the common stocks and other equity securities of mid-cap companies. At a meeting of Directors held on December 11, 2001, the Board approved the name change of the Van Eck/Chubb Funds, Inc. to Van Eck Funds I, Inc., effective January 1, 2002. At a shareholder meeting held on June 6, 2002, approval was given to merge the assets of the Van Eck Funds I, Inc., which consisted of two funds in the series, Mid Cap Value Fund (formerly Growth and Income Fund) and Total Return Fund into the Van Eck Funds II, Inc. Mid Cap Value Fund, effective June 7, 2002. Upon completion of the merger, Van Eck Funds II, Inc. began operating under the name Van Eck Funds, Inc. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Directors. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D.

Other—Security transactions are accounted for on trade date.Dividend income is recorded on the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned.

Note 2—Agreements and Affiliates—Van Eck Associates Corporation (“VEAC”, the “Adviser”) earns a fee at an annual rate of 0.75% of the Fund’s average net assets for investment management and advisory services. The Adviser agreed to assume expenses exceeding 2.10% of the average daily net assets of the Fund for the period January 1, 2004 through April 30, 2006. Expenses for the year ended December 31, 2005 were reduced by $97,345 under this agreement. Certain officers and Directors of the Company are officers of the Adviser.

Under the Sub-Advisory Agreement, Van Eck Associates pays New York Life Investment Management LLC (“NYLIM”) a fee, payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets, reduced by 0.01% on an annual basis for each $1 million of such assets under $50 million. Van Eck Associates Corp. (the “Administrator”) performs certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns a fee of 0.15% of the Fund’s average daily net assets.

For the year ended December 31, 2005, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $8,662 in sales loads relating to the sale of shares of the Fund, of which $6,688 was reallowed to broker/dealers and the remaining $1,974 was retained by the Distributor. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company’s shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

Note 3—Investments—For the year ended December 31, 2005, purchases and sales of securities other than U.S. government securities and short-term obligations aggregated $20,449,915 and $23,692,264, respectively.

Note 4—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $17,793,122 and net unrealized appreciation aggregated $1,283,664 of which $2,016,716 related to appreciated securities and $733,052 related to depreciated securities.

At December 31, 2005, the components of accumulated earnings on a tax basis, were as follows:

Accumulated Capital and Other Losses	(18,212,699)
Unrealized Appreciation	1,283,664

Total	$(16,929,035)

There were no distributions paid to shareholders during the years ended December 31, 2005 and 2004.

As of December 31, 2005, the Fund had a capital loss carryforward of $18,212,699 available, $1,273,029 expiring December 31, 2008 and $11,962,435 expiring December 31, 2009, of which a portion is limited under tax rules, $2,910,558 expiring December 31, 2010, and $2,066,677 expiring December 31, 2011.

The Fund utilized capital loss carryforwards of $4,314,159 in the current year. Capital losses of $818,650 expired during the current year.

Some of the Fund’s losses were acquired as a result of fund mergers and are limited with respect to utilization under the tax rules; $2,719,386 of the capital loss carryforward is related to the acquisition of the Van Eck Total Return Fund on June 7, 2002. The

Van Eck Funds, Inc.—Mid Cap Value Fund
Notes to Financial Statements (continued)

amount is subject to an annual limitation of $516,199 under the tax rules.

During 2005, as a result of permanent book to tax differences, that are primarily due to net operating losses and investments in Real Estate Investment Trusts, the Fund incurred differences that affected accumulated net investment loss and accumulated net realized loss by the amounts in the table below (net assets were not affected by these reclassifications):

Decrease in accumulated net investment loss	$14,403
Decrease in accumulated realized loss	831,781
Decrease in aggregate paid in capital	846,184

Note 5—Director Deferred Compensation Plan—The Fund has established a Deferred Compensation Plan (the “Plan”) for Directors. The Directors can elect to defer receipt of their director fees until retirement, disability or termination from the Board of Directors. The Fund contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Fund as directed by the Directors.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. At December 31, 2005, the net asset and corresponding liability of the Fund’s portion of the Plan was $1,317.

Note 6—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Directors of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors
Van Eck Funds
Van Eck Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Van Eck Funds (comprising Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund) and Van Eck Funds, Inc. (comprising Mid Cap Value Fund) (collectively the “Funds”), including the schedules of portfolio investments, as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Funds and Van Eck Funds, Inc. at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2006

Board of Trustees/Directors/Officers (unaudited)

Trustee’s/Director’s Name, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside Fund Complex

Interested Trustee/Director:

Jan F. van Eck 42†	Trustee/Director since 1998	Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck Absolute Return Advisers Corporation; Director, Greylock Capital Associates LLC; Officer of two other investment companies advised by the Adviser.	9	None

Independent Trustees/Directors:

Richard C. Cowell 78‡¶	Trustee/Director since 1985	Private investor	9	Director, West Indies & Caribbean Development Ltd.; Director/Trustee of two other investment companies advised by the Adviser.

David J. Olderman 70‡¶	Trustee/Director since 1994	Private investor	9	Director, Greif, Inc., Ladig, Inc., and Minnesota Public Radio; Director/Trustee of two other investment companies advised by the Adviser.

Ralph F. Peters 76‡¶	Trustee/Director since 1987	Private investor	9	Director/Trustee of two other investment companies advised by the Adviser.

R. Alastair Short 52‡¶	Trustee/Director since June 2004	Managing Director, The GlenRock Group, LLC (private equity investment firm), May 1, 2004 to present; President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), Sept. 1995 to Jan. 1999.	9	Director/Trustee of two other investment companies advised by the Adviser.

Richard D. Stamberger 46‡¶	Trustee/Director since 1994	President and CEO, SmartBrief.Com	9	Director/Trustee of two other investment companies advised by the Adviser.

Board of Trustees/Directors/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Officers:

Heidi L. Cain 27	Assistant Secretary and Assistant Vice President since December 2005

Assistant Secretary and Assistant Vice President, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp., since December 2005; Staff Attorney, Van Eck Associates Corporation since January 2005; Student, New York University School of Law, August 2003 – May 2004; Student, Golden Gate University School of Law, August 2000 – August 2003; Legal Investigator, Northern California Innocence Project, January 2003 – July 2003; Legal Extern, Hon. Phyllis J. Hamilton, Federal District Court Judge for the Northern District of California, September 2002 – December 2002; Law Clerk, Law Offices of Jeffrey Schwartz, September 2001 – January 2003; Legal Assistant, Buchman & O’Brien, September 2000 – August 2001; Officer of two other investment companies advised by the Adviser.

Charles T. Cameron 43	Vice President since 1996	President, Worldwide Bond Fund; Director of Trading, Van Eck Associates Corporation; Co-Portfolio Manager, Worldwide Bond Fund Series; Officer of two other investment companies advised by the Adviser.

Keith J. Carlson 49	Chief Executive Officer and President since 2004

President, Van Eck Associates Corporation, and Van Eck Securities Corporation since February 2004; Private Investor, June 2003 – January 2004; Independent Consultant, Waddell & Reed, Inc., April 2002 – May 2003; Senior Vice President, Waddell & Reed, Inc., December 2002 – March 2003; President/Chief Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June 1993 – December 2002; Chairman/Director/President, Ivy Mackenzie Services Corporation, June 1993 – December 2002; Chairman/Director/Senior Vice President, Ivy Management Inc., January 1992 – December 2002; President/Chief Executive Officer/Director/Executive Vice President/Senior Vice President, April 1985 – December 2002; Officer of two other investment companies advised by the Adviser.

Susan C. Lashley 50	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President, Mutual Fund Operations, Van Eck Securities Corporation; Officer of two other investment companies advised by the Adviser.

Thaddeus Leszczynski 59	Chief Compliance Officer since September 2005

Chief Compliance Officer, Van Eck Absolute Return Advisers Corporation and Van Eck Associates Corporation since September 2005; Founder and Vice President, EARN Corporation, July 2004 to present; Private Practice Lawyer, January 2002 to present; Executive Vice President, Asian Financial Network Ltd., September 2000 – January 2001; Vice President, Prudential Insurance Company, March 1998 – August 2000; Officer of two other investment companies advised by the Adviser.

Board of Trustees/Directors/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Thomas K. Lynch 49	Vice President and Treasurer since 2005

Vice President, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., since April 2005; Second Vice President and Associate Controller, TIAA-CREF, January 1996 to April 2005; Senior Manager, Audits, Grant Thornton, December 1993 to January 1996; Senior Manager, Audits, McGladrey & Pullen, December 1986 to December 1993; Officer of two other investment companies advised by the Adviser.

Joseph J. McBrien 57	Senior Vice President and Secretary since December 2005

Senior Vice President, General Counsel, and Secretary, Van Eck Associates Corporation, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corp., since December 2005; Managing Director, Chatsworth Securities LLC, March 2001 – November 2005; Private Investor/Consultant, September 2000 – February 2001; Executive Vice President and General Counsel, Mainstay Management LLC, September 1999 – August 2000; Officer of two other investment companies advised by the Adviser.

Bruce J. Smith 50	Senior Vice President and Chief Financial Officer since 2005

Senior Vice President and Chief Financial Officer, Van Eck Associates Corporation; Senior Vice President, Chief Financial Officer, Treasurer and Controller, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp.; Officer of two other investment companies advised by the Adviser; Vice President and Treasurer of the Trust and two other investment companies advised by the Adviser; 1985 – 2005.

Derek S. van Eck 41†	Executive Vice President since 2004

President of Worldwide Hard Assets Fund series and the Worldwide Real Estate Fund series of Van Eck Worldwide Insurance Trust and the Global Hard Assets Fund series of Van Eck Funds; Director of Van Eck Associates Corporation; Director and Executive Vice President, Van Eck Securities Corporation; Director and Executive Vice President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC, Vice President and Treasurer of the Trust and two other Trusts advised by the Adviser, 1985 – 2005; Officer of two other investment companies advised by the Adviser.

[1]	The address for each Trustee/Director and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]

Each Trustee/Director serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees/Directors, which provides that Independent Trustees/Directors shall resign from the Board on December 31 of the year such Trustee/Director reaches the age of 75. With respect to Messrs. Cowell, Olderman and Peters, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees/Directors.

[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc. and Van Eck Worldwide Insurance Trust.

‡	Member of the Governance Committee.

¶	Member of the Audit Committee.

†

An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Directors/Officers of the investment adviser.

Important tax information—(unaudited)

The following Funds paid distributions, which were designated as being from net long-term capital gains realized by the Funds during the year ended December 31, 2005:

Emerging Markets Fund	$3,670,926
International Investors Gold Fund	18,370,879

For the year ended December 31, 2005, certain dividends paid by the Funds may qualify for the corporate dividends received deduction. Of the distributions paid during the year, the following represents the percentage that qualifies for the corporate dividends received deduction:

Emerging Markets Fund	0.0%
International Investors Gold Fund	5.11%

The Emerging Markets Fund received income from foreign sources during the year ended December 31, 2005 of $961,682 ($0.24731 per share) and paid taxes to foreign countries during the year ended December 31, 2005 of 83,035 ($0.02135 per share) which the Fund intends to pass through to shareholders.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2005, which was reported in conjunction with your 2005 Form 1099-DIV.

By early 2006, shareholders received their Form 1099-DIV and a tax information letter for the Emerging Markets and International Investors Gold Funds. For your specific situation, we recommend that you consult a professional tax advisor.

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Investment Adviser: Distributor:	Van Eck Associates Corporation
Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Funds or Van Eck Funds, Inc. prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Directors/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck Funds, Inc., billed audit fees of $27,900 for 2005 and $125,047 for 2004.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $0 for 2005 and $4,751 for
     2004.

c)   Tax Fees

     Ernst & Young billed tax fees of $2,333 for 2005 and $18,800 for 2004.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds, Inc. disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck
     Funds, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS, INC.

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date March 9, 2006
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Keith J. Carlson, CEO
                        ---------------------------

Date March 9, 2006
     -------------

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                        ------------------------------
Date March 9, 2006
     -------------